As filed with the Securities and Exchange
              Commission on February 2, 2001


                                          File Nos. 33-34001
                                                    811-6068

            SECURITIES AND EXCHANGE COMMISSION

                  Washington, D.C. 20549

                         FORM N-1A

  REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                Pre-Effective Amendment No.


              Post-Effective Amendment No. 21              X


                          and/or

  REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT
                          OF 1940


                     Amendment No. 21                      X



           ALLIANCE INSTITUTIONAL RESERVES, INC.
    (Exact Name of Registrant as Specified in Charter)

  1345 Avenue of the Americas, New York, New York  10105
  (Address of Principal Executive Office)     (Zip Code)

         Registrant's Telephone Number, including
                 Area Code:(800) 221-5672


                   EDMUND P. BERGAN, JR.
             Alliance Capital Management L.P.
                1345 Avenue of the Americas
                 New York, New York l0105
          (Name and address of agent for service)

It is proposed that this filing will become effective (check appropriate box)
          immediately upon filing pursuant to paragraph (b) on (date) pursuant to paragraph (b)
          60 days after filing pursuant to paragraph (a)(1) on (date) pursuant to paragraph (a)(1)
      x 75 days after filing pursuant to paragraph (a)(2) on (date) pursuant to paragraph (a)(2) of Rule 485


    If appropriate, check the following box:
    / / This post-effective amendment designates a new effective date for a previously filed post-effective amendment.


    This Post-Effective Amendment No. 21 relates solely to the New York Tax-Free Portfolio of the Registrant. No information contained in the Registrant's Registration
Statement relating to the Prime Portfolio, the Government
Portfolio, the Tax-Free Portfolio, the Treasury Portfolio, the Trust Portfolio or the California Tax-Free Portfolio of the Registrant is amended or superseded hereby.

ALLIANCE INSTITUTIONAL RESERVES



* New York Tax-Free Portfolio



Prospectus
Class A Shares
[          ], 2001

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

    Alliance Institutional Reserves, Inc. consists of seven distinct portfolios. This prospectus describes the Class A shares of the New York Tax-Free Portfolio. The Portfolio's investment adviser is Alliance Capital Management L.P., a global investment manager providing diversified services to institutions and individuals through a broad line of investments including more than 100 mutual funds.

------------------------------------------------------------
----

                    RISK/RETURN SUMMARY
------------------------------------------------------------
----

    The following is a summary of certain key information about the Portfolio. You will find additional information about the Portfolio, including a detailed description of the risks of an investment in the Portfolio, after this summary.

    Objectives: The investment objectives of the Portfolio are in the following order of priority-safety of principal, excellent liquidity and maximum current income (exempt from Federal and New York state personal income taxes to the extent described below) to the extent consistent with the first two objectives.

    Principal Investment Strategy: The Portfolio is a "money market fund" that seeks to maintain a stable net asset value of $1.00 per share. The Portfolio invests primarily in high-quality municipal securities issued by the State of New York or its political subdivisions. The Portfolio is non-diversified and only offered to residents of New York.

    Principal Risks: The principal risks of investing in the Portfolio are:

    - Interest Rate Risk This is the risk that changes in interest rates will adversely affect the yield or value of the Portfolio's investments in debt securities.

    - Credit Risk This is the risk that the issuer or guarantor of a debt security will be unable or unwilling to make timely interest or principal payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk includes the possibility that any of the Portfolio's investments will have its credit ratings downgraded.

    - Municipal Market Risk This is the risk that special factors, such as political and legislative changes and local business and economic developments, may adversely affect the yield or value of the Portfolio's investments. Because the Portfolio invests primarily in municipal securities of New York issuers, it is vulnerable to events adversely affecting New York, including economic, political or regulatory occurrences.

    - Diversification Risk The Portfolio is not diversified and can invest more of its assets in a relatively small number of issuers with a greater concentration of risk.
Factors affecting these issuers can have a more significant effect on the Portfolio.

    Another important thing for you to note:

    An investment in the Portfolio is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

PERFORMANCE AND BAR CHART INFORMATION

    There is no performance table or bar chart for the Portfolio because it has not completed a full calendar year of operations.

    You may obtain current seven-day yield information for the Portfolio by calling (800) 237-5822.

------------------------------------------------------------
----

            FEES AND EXPENSES OF THE PORTFOLIO
-----------------------------------------------------------

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

Shareholder Fees (fees paid directly from your investment)

None

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

Management Fees......................................   .20%
Other Expenses*......................................   .39%
                                                       -----
Total Portfolio Operating Expenses ..................   .59%
Expense Reimbursement**..............................   .(39)%
                                                       -----
Net Expenses.........................................   .20%
____________________
* Other Expenses" are based on estimated amounts for the current fiscal year.
** Reflects Alliance's contractual reimbursement of a portion of the Portfolio's operating expenses so that the Portfolio's expense ratio does not exceed .20%. This reimbursement extends through the end of the Portfolio's current fiscal year and may be extended by Alliance for additional one year terms.

EXAMPLES***

    The examples are to help you compare the cost of investing in the Portfolio with the cost of investing in other funds. They assume that you invest $ 10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. They also assume that your investment has a 5% return each year, the Portfolio's operating expenses stay the same, and all dividends and distributions are reinvested. Your actual costs may be higher or lower.

                                                   Examples
1 Year ..............................................  $ 20
3 Years..............................................  $150
____________
*** These examples assume that Alliance's agreement to reimburse a portion of the Portfolio's operating expenses is not extended beyond its initial term.

----------------------------------------------------------------

             OTHER INFORMATION ABOUT THE PORTFOLIO'S
                OBJECTIVES, STRATEGIES AND RISKS
----------------------------------------------------------------

    This section of the prospectus provides a more complete description of the investment objectives and principal strategies and risks of the Portfolio.

Please note:

    - Additional descriptions of the Portfolio's strategies and investments, as well as other strategies and investments not described below, may be found in the Portfolio's Statement of Additional Information or SAI.

    - There can be no assurance that the Portfolio will achieve its investment objectives.

    - Except as noted, the Portfolio's investment objectives and strategies are not fundamental and thus can be changed without a shareholder vote.

Investment Objectives and Strategies

    As a money market fund, the Portfolio must meet the requirements of Securities and Exchange Commission Rule 2a-7. The Rule imposes strict requirements on the investment quality, maturity and diversification of the Portfolio's investments. Under that Rule, the Portfolio's investments must have a remaining maturity of no more than 397 days and the Portfolio must maintain an average weighted maturity that does not exceed 90 days.

    The Portfolio pursues its objectives by investing in high-quality municipal securities and, as a matter of fundamental policy, normally will invest at least 80% of its total assets in these securities. Although the Portfolio may invest up to 20% of its total assets in taxable money market securities, substantially all of the Portfolio's income normally will be tax-exempt. The Portfolio may purchase municipal securities issued by other states if Alliance believes that suitable municipal securities of New York are not available for investment. To the extent of its investments in other states' municipal securities, the Portfolio's income will be exempt only from Federal income tax, not state personal income or other state tax.

    The Portfolio seeks maximum current income that is exempt from Federal and New York state personal income taxes by investing not less than 65% of its total assets in a portfolio of high-quality municipal securities issued by the State of New York or its political subdivisions. The Portfolio also may invest in restricted securities (i.e., securities subject to legal or contractual restrictions on resale.

    The Portfolio will limit its investments so that no more than 20% of its total income is derived from municipal securities that bear interest subject to the Federal alternative minimum tax (the
"AMT").

    Municipal Securities. The Portfolio's investments in municipal securities include municipal notes and short-term municipal bonds. Municipal notes are generally used to provide for short-term capital needs and generally have maturities of 397 days or less. Examples include tax anticipation and revenue anticipation notes, which are generally issued in anticipation of various seasonal revenues, bond anticipation notes, and tax-exempt commercial paper. Short-term municipal bonds may include general obligation bonds, which are secured by the issuer's pledge of its faith, credit, and taxing power for payment of principal and interest, and revenue bonds, which are generally paid from the revenues of a particular facility or a specific excise or other source.

    The Portfolio may invest in adjustable rate obligations whose interest rates are adjusted either at predesignated periodic intervals or whenever there is a change in the market rate to which the security's interest rate is tied. These adjustments tend to minimize changes in the market value of the obligation and, accordingly, enhance the ability of the Portfolio to maintain a stable net asset value. Adjustable rate securities purchased may include participation interests in private activity bonds backed by letters of credit of Federal Deposit Insurance Corporation member banks.

    The Portfolio also may invest in stand-by commitments, which may involve certain expenses and risks, but the Portfolio does not expect its investment in stand-by commitments to comprise a significant portion of its investments. In addition, the Portfolio may purchase when-issued securities.

    Taxable Investments. The Portfolio may invest up to 20% of its total assets in taxable money market securities, which may include obligations of the U.S. Government and its agencies, high-quality certificates of deposit and bankers' acceptances, prime commercial paper, and repurchase agreements.

    Temporary Defensive Position. For temporary defensive purposes when financial, economic, or market conditions warrant, the Portfolio may invest any amount of its assets in taxable money market securities. When the Portfolio is investing for temporary defensive purposes, it may not achieve its investment objectives.

Risk Considerations

    The Portfolio's principal risks are interest rate risk, credit risk and municipal market risk. Because the Portfolio invests in short-term securities, a decline in interest rates will affect the Portfolio's yields as these securities mature or are sold and the Portfolio purchases new short-term securities with lower yields. Generally, an increase in interest rates causes the value of a debt instrument to decrease. The change in value for shorter-term securities is usually smaller than for securities with longer maturities. Because the Portfolio invests in securities with short maturities and seeks to maintain a stable net asset value of $1.00 per share, it is possible, though unlikely, that an increase in interest rates would change the value of your investment.

    Credit risk is the possibility that a security's credit rating will be downgraded or that the issuer of the security will default (fail to make scheduled interest and principal payments). The Portfolio invests in highly-rated securities to minimize credit risk.

    The quality and liquidity of certain of the Portfolio's investments in municipal securities are supported by credit and liquidity enhancements, such as letters of credit, from third-party financial institutions. The Portfolio continuously monitors the credit quality of third parties; however, changes in the credit quality of these financial institutions could cause the Portfolio's investments backed by that institution to lose value and affect the Portfolio's share price.

    The Portfolio faces municipal market risk. This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolio's investments. These factors include political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. Because the Portfolio invests primarily in municipal securities issued by New York or its political subdivisions, it is vulnerable to events adversely affecting New York's economy, including economic, political or regulatory occurrences. The Portfolio's investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project's ability to make payments of principal and interest on these securities.

    The Portfolio may invest up to 10% of its net assets in illiquid securities, including illiquid restricted securities. Investments in illiquid securities may be subject to liquidity risk, which is the risk that, under certain circumstances, particular investments may be difficult to sell at an advantageous price. Illiquid restricted securities also are subject to the risk that the Portfolio may be unable to sell the security due to legal or contractual restrictions on resale.

    The Portfolio also is subject to management risk because it is an actively managed portfolio. Alliance will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there is no guarantee that its techniques will produce the intended result.

----------------------------------------------------------------

                   MANAGEMENT OF THE PORTFOLIO
----------------------------------------------------------------

    The Portfolio's investment adviser is Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, New York 10105. Alliance is a leading international investment adviser managing client accounts with assets as of October 2, 2000 totaling more than $474 billion (of which more than $187 billion represented assets of investment companies). As of October 2, 2000, Alliance managed retirement assets for many of the largest public and private employee benefit plans (including 38 of the nation's FORTUNE 100 companies), for public employee retirement funds in 35 states, for investment companies, and for foundations, endowments, banks and insurance companies worldwide. The 49 registered investment companies, managed by Alliance, comprising 134 separate investment portfolios, currently have more than 6.3 million shareholder accounts.

    Alliance provides investment advisory services and order placement facilities for the Portfolio. For these advisory services, the Portfolio pays Alliance, for each fiscal year, a fee at an annualized rate of .20% as a percentage of the average daily value of its net assets.

    Alliance may make significant payments from its own resources, which may include the management fees paid by the Portfolio, to compensate your broker-dealer, depository institutions, or other persons for providing distribution assistance and administrative services and to otherwise promote the sale of Class A shares of the Portfolio, including paying for the preparation, printing, and distribution of prospectuses and sales literature or other promotional activities. Financial intermediaries may receive different compensation for selling the Portfolio's Class A shares and Class B and Class C shares, which are not offered in this prospectus.

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                   PURCHASE AND SALE OF SHARES
----------------------------------------------------------------

How The Portfolio Values Its Shares

    The Portfolio's net asset value, or NAV, which is the price at which shares of the Portfolio are sold and redeemed, is expected to be constant at $1.00 per share, although this price is not guaranteed. The NAV is calculated at 12:00 Noon, Eastern time, on each Portfolio business day (i.e., each weekday exclusive of days the New York Stock Exchange or the banks in Massachusetts are closed).

    To calculate NAV, the Portfolio's assets are valued and totaled, liabilities subtracted and the balance, called net assets, is divided by the number of shares outstanding. The Portfolio values its securities at their amortized cost. This method involves valuing an instrument at its cost and thereafter applying a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the investment.

How To Buy Shares

    - Initial Investment

    You may purchase the Portfolio's shares by contacting your financial intermediary or directly from Alliance Fund Services, Inc., ("AFS"), by calling (800) 237-5822 and following the procedures below.

    - After you give AFS the following information, AFS will provide you with an account number:

         a) the name of the account;
         b) the address of the account; and
         c) the taxpayer identification number.

    - After you receive an account number you may purchase the Portfolio's shares by instructing your bank to wire
         Federal funds to AFS exactly as follows:

         ABA 0 110 0002 8
         State Street Bank and Trust Company
         Boston, MA 02101
         Alliance Institutional Reserves, Inc.-
          New York Tax-Free Portfolio
         DDA 9903-279-9
         Your account name
         Your account number

    -    Mail a completed Application Form to:

         Alliance Fund Services, Inc.
         P.O. Box 1520
         Secaucus, New Jersey 07096-1520

    The minimum investment amount is $1,000,000 in the aggregate among all of the Portfolios of Alliance Institutional Reserves, Inc. There is no minimum for subsequent investments. The
Portfolio reserves the right to vary the minimum investment amounts.

    -    Application Form

    - To obtain an Application Form, please telephone AFS toll-free at (800) 237-5822. You also may obtain information about the Application Form, purchasing shares, or other Fund procedures by calling this number.

    - If you decide to change instructions or any other information already given on your Application Form, send a written notice to AFS at the address above with your signature guaranteed. Signatures must be guaranteed by an institution that is an "eligible guarantor" as defined in Rule 17Ad-15 of the Securities Exchange Act of 1934. This would include such institutions as banks and brokerage firms.

    -    Subsequent Investments

    You may purchase additional shares in the Portfolio by contacting your financial intermediary or by calling AFS at the number set forth above and:

    - Instructing your bank to wire Federal funds to AFS under the same procedures as described above for initial purchases; or

    - Mailing your check or negotiable bank draft payable to Alliance Institutional Reserves, Inc.-- New York Tax-
         Free Portfolio at the address set forth above.

    If you invest by a check drawn on a member of the Federal Reserve System, the check will be converted to Federal funds in one business day following receipt and then invested in the Portfolio. If you invest by a check drawn on a bank that is not a member of the Federal Reserve System, the check may take longer to be converted and invested. All payments must be in U.S. dollars.

How To Sell Shares

    You may "redeem" your shares (i.e., sell your shares) on any Portfolio business day by contacting your financial intermediary or by calling AFS at (800) 237-5822. If your redemption request is received by Alliance Fund Services, Inc. ("AFS") by 12:00 Noon, Eastern time, your proceeds normally will be wired the same business day. If you recently purchased shares by check, you cannot redeem your investment until AFS is reasonably satisfied the check has cleared (which may take up to 15 days).

Other

    The Portfolio has one transaction time each Portfolio business day, 12:00 Noon, Eastern time. Investments receive the full dividend for a day if the investor's telephone order is received by AFS by 12:00 Noon, Eastern time, and Federal funds or bank wire monies are received by State Street Bank before 12:00 Noon on that day.

    Redemption proceeds are normally wired the same business day if a redemption request is received by AFS prior to 12:00 Noon, Eastern time, but in no event later than seven days, unless redemptions have been suspended or postponed due to the determination of an "emergency" by the Securities and Exchange Commission or to certain other unusual conditions. Shares do not earn dividends on the day a redemption is effected.

    A transaction, service, administrative or other similar fee may be charged by your broker-dealer, agent, financial representative or other financial intermediary with respect to the purchase, sale or exchange of shares made through these financial intermediaries. These financial intermediaries may also impose requirements with respect to the purchase, sale or exchange of shares that are different from, or in addition to, those imposed by the Portfolio.

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               DIVIDENDS, DISTRIBUTIONS AND TAXES
----------------------------------------------------------------

    The Portfolios net income is calculated and paid daily as dividends to shareholders. The dividends are automatically invested in additional shares in your account. These additional shares are entitled to dividends on following days resulting in compounding growth of income. The Portfolio expects that its distributions will primarily consist of net income, or, if any, short-term capital gains as opposed to long-term capital gains. For Federal income tax purposes, the Portfolio's dividend distributions of net income (or short-term capital gains) that are not tax-exempt will be taxable to you as ordinary income.

    Distributions of tax-exempt interest income earned by the Portfolio are not subject to Federal income tax (other than the AMT). Any exempt-interest dividends derived from interest on municipal securities subject to the AMT will be a tax preference item for purposes of the Federal individual and corporate AMT.

    Distributions to residents of New York out of income earned by the Portfolio from New York municipal securities or U.S.
Government securities are exempt from New York personal income taxes.

    Each year shortly after December 31, the Portfolio will send you tax information stating the amount and type of all of its distributions for the year. Each investor should consult his or her own tax advisor to determine the tax status, with regard to his or her tax situation, of distributions from the Portfolio.

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                       GENERAL INFORMATION
----------------------------------------------------------------

    The Portfolio reserves the right to close an account that through redemption is, in the aggregate among all Portfolios of Alliance Institutional Reserves, Inc., less than $500,000. The

Portfolio will send shareholders 60 days' written notice to increase the account value before the Portfolio closes the account.

    During drastic economic or market developments, you might have difficulty in reaching AFS by telephone, in which event you should issue written instructions to AFS.

    AFS is not responsible for the authenticity of telephone requests to purchase or sell shares. AFS will employ reasonable procedures to verify that telephone requests are genuine and could be liable for losses resulting from unauthorized transactions if it failed to do so. Dealers and agents may charge a commission for handling telephone requests. The telephone service may be suspended or terminated at any time without notice.

For more information about the Portfolio, the following document is available upon request:

-- Statement of Additional Information (SAI)

The Portfolio has an SAI which contains more detailed information about the Portfolio, including its operations and investment policies. The Portfolio's SAI is incorporated by reference into (and is legally part of) this prospectus.

You may request a free copy of the SAI or make inquires concerning the Portfolio, by contacting your broker or other financial intermediary, or by contacting Alliance:

By mail:      c/o Alliance Fund Services, Inc.
              P.O. Box 1520,
              Secaucus, NJ 07096

By phone:     For Information and Literature:
              (800) 824-1916

Or you may view or obtain these documents from the Securities and Exchange Commission:

-- Call the Commission at 1-202-942-8090 for information on the operation of the Public Reference Room.

-- Reports and other information about the Portfolio are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov

-- Copies of the information may be obtained, after paying a duplicating fee, by electronic request at publicinfo@ sec.gov, or by writing the Commission's Public Reference
    Section, Wash. DC 20549-0102

On the Internet: www.sec.gov

You also may find more information about Alliance and the Portfolio on the Internet at: www.Alliancecapital.com.

Table of Contents

RISK/RETURN SUMMARY ........................................... 2
FEES AND EXPENSES OF THE PORTFOLIO ............................ 3
OTHER INFORMATION ABOUT THE PORTFOLIO'S
  OBJECTIVES, STRATEGIES, AND RISKS ........................... 3
  Investment Objectives and Strategies ........................ 3

  Risk Considerations ......................................... 4
MANAGEMENT OF THE PORTFOLIO.................................... 5
PURCHASE AND SALE OF SHARES ................................... 6
  How The Portfolio Values Its Shares.......................... 6
  How To Buy Shares ........................................... 6
  How To Sell Shares........................................... 7
  Other........................................................ 7
DIVIDENDS, DISTRIBUTIONS AND TAXES............................. 7
GENERAL INFORMATION............................................ 8

ALLIANCE INSTITUTIONAL RESERVES



- New York Tax-Free Portfolio



Prospectus
Class B Shares
[          ], 2001

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

    Alliance Institutional Reserves, Inc. consists of seven distinct portfolios. This prospectus describes the Class B shares of the New York Tax-Free Portfolio. The Portfolio's investment adviser is Alliance Capital Management L.P., a global investment manager providing diversified services to institutions and individuals through a broad line of investments including more than 100 mutual funds.

-----------------------------------------------------------

                    RISK/RETURN SUMMARY
-----------------------------------------------------------

    The following is a summary of certain key information about the Portfolio. You will find additional information about the Portfolio, including a detailed description of the risks of an investment in the Portfolio, after this summary.

    Objectives: The investment objectives of the Portfolio are in the following order of priority-safety of principal, excellent liquidity and maximum current income (exempt from Federal and New York state personal income taxes to the extent described below) to the extent consistent with the first two objectives.

    Principal Investment Strategy: The Portfolio is a money market fund" that seeks to maintain a stable net asset value of $1.00 per share. The Portfolio invests primarily in high-quality municipal securities issued by the State of New York or its political subdivisions. The Portfolio is non-diversified and only offered to residents of New York.

    Principal Risks: The principal risks of investing in the Portfolio are:

    - Interest Rate Risk This is the risk that changes in interest rates will adversely affect the yield or value of the Portfolio's investments in debt securities.

    - Credit Risk This is the risk that the issuer or guarantor of a debt security will be unable or unwilling to make timely interest or principal payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk includes the possibility that any of the Portfolio's investments will have its credit ratings downgraded.

    - Municipal Market Risk This is the risk that special factors, such as political and legislative changes and local business and economic developments, may adversely affect the yield or value of the Portfolio's investments. Because the Portfolio invests primarily in municipal securities of New York issuers, it is vulnerable to events adversely affecting New York, including economic, political or regulatory occurrences.

    - Diversification Risk The Portfolio is not diversified and can invest more of its assets in a relatively small number of issuers with a greater concentration of risk.
Factors affecting these issuers can have a more significant effect on the Portfolio.

    Another important thing for you to note:

    An investment in the Portfolio is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

PERFORMANCE AND BAR CHART INFORMATION

    There is no performance table or bar chart for the Portfolio because it has not completed a full calendar year of operations.

    You may obtain current seven-day yield information for the Portfolio by calling (800) 237-5822.

-----------------------------------------------------------

            FEES AND EXPENSES OF THE PORTFOLIO
-----------------------------------------------------------

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

Shareholder Fees (fees paid directly from your investment)

None

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

Management Fees......................................   .20%
Distribution (12b-1) Fees............................   .10%
Other Expenses*......................................   .17%
                                                       -----
Total Portfolio Operating Expenses...................   .47%
Expense Reimbursement**..............................  (.17)%
                                                       -----
Net Expenses.........................................   .30%
_______________
* Other Expenses" are based on estimated amounts for the current fiscal year.
** Reflects Alliance's contractual reimbursement of a portion of the Portfolio's operating expenses so that the Portfolio's expense ratio does not exceed .30%. This reimbursement extends through the end of the Portfolio's current fiscal year and may be extended by Alliance for additional one year terms.

EXAMPLES***

The examples are to help you compare the cost of investing in the Portfolio with the cost of investing in other funds. They assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. They also assume that your investment has a 5% return each year, the Portfolio's operating expenses stay the same, and all dividends and distributions are reinvested. Your actual costs may be higher or lower.

Examples
1 Year...............................................$ 31
3 Years..............................................$134
___________________
*** These examples assume that Alliance's agreement to reimburse a portion of the Portfolio's operating expenses is not extended beyond its initial term.

----------------------------------------------------------------

             OTHER INFORMATION ABOUT THE PORTFOLIO'S
                OBJECTIVES, STRATEGIES, AND RISKS
----------------------------------------------------------------

    This section of the prospectus provides a more complete description of the investment objectives and principal strategies and risks of the Portfolio.

    Please note:

    - Additional descriptions of the Portfolio's strategies and investments, as well as other strategies and investments not described below, may be found in the Portfolio's Statement of Additional Information or SAI.

    - There can be no assurance that the Portfolio will achieve its investment objectives.

    - Except as noted, the Portfolio's investment objectives and strategies are not fundamental and thus can be changed without a shareholder vote.

Investment Objectives and Strategies

    As a money market fund, the Portfolio must meet the requirements of Securities and Exchange Commission Rule 2a-7. The Rule imposes strict requirements on the investment quality, maturity and diversification of the Portfolio's investments. Under that Rule, the Portfolio's investments must have a remaining maturity of no more than 397 days and the Portfolio must maintain an average weighted maturity that does not exceed 90 days.

    The Portfolio pursues its objectives by investing in high-quality municipal securities and, as a matter of fundamental policy, normally will invest at least 80% of its total assets in these securities. Although the Portfolio may invest up to 20% of its total assets in taxable money market securities, substantially all of the Portfolio's income normally will be tax-exempt. The Portfolio may purchase municipal securities issued by other states if Alliance believes that suitable municipal securities of New York are not available for investment. To the extent of its investments in other states' municipal securities, the Portfolio's income will be exempt only from Federal income tax, not state personal income or other state tax.

    The Portfolio seeks maximum current income that is exempt from Federal and New York state personal income taxes by investing not less than 65% of its total assets in a portfolio of high-quality municipal securities issued by the State of New York or its political subdivisions. The Portfolio also may invest in restricted securities (i.e., securities subject to legal or contractual restrictions on resale).

    The Portfolio will limit its investments so that no more than 20% of its total income is derived from municipal securities that bear interest subject to the Federal alternative minimum tax
("AMT").

    Municipal Securities. The Portfolio's investments in municipal securities include municipal notes and short-term municipal bonds. Municipal notes are generally used to provide for short-term capital needs and generally have maturities of 397 days or less. Examples include tax anticipation and revenue anticipation notes, which are generally issued in anticipation of various seasonal revenues, bond anticipation notes, and tax-exempt commercial paper. Short-term municipal bonds may include general obligation bonds, which are secured by the issuer's pledge of its faith, credit, and taxing power for payment of principal and interest, and revenue bonds, which are generally paid from the revenues of a particular facility or a specific excise or other source.

    The Portfolio may invest in adjustable rate obligations whose interest rates are adjusted either at predesignated periodic intervals or whenever there is a change in the market rate to which the security's interest rate is tied. These adjustments tend to minimize changes in the market value of the obligation and, accordingly, enhance the ability of the Portfolio to maintain a stable net asset value. Adjustable rate securities purchased may include participation interests in private activity bonds backed by letters of credit of Federal Deposit Insurance Corporation member banks.

    The Portfolio also may invest in stand-by commitments, which may involve certain expenses and risks, but the Portfolio does not expect its investment in stand-by commitments to comprise a significant portion of its investments. In addition, the Portfolio may purchase when-issued securities.

    Taxable Investments. The Portfolio may invest up to 20% of its total assets in taxable money market securities, which may include obligations of the U.S. Government and its agencies, high-quality certificates of deposit and bankers' acceptances, prime commercial paper, and repurchase agreements.

    Temporary Defensive Position. For temporary defensive purposes when financial, economic, or market conditions warrant, the Portfolio may invest any amount of its assets in taxable money market securities. When the Portfolio is investing for temporary defensive purposes, it may not achieve its investment objectives.

Risk Considerations

    The Portfolio's principal risks are interest rate risk, credit risk and municipal market risk. Because the Port- folio invests in short-term securities, a decline in interest rates will affect the Portfolio's yields as these securities mature or are sold and the Portfolio purchases new short- term securities with lower yields. Generally, an increase in interest rates causes the value of a debt instrument to decrease. The change in value for shorter-term securities is usually smaller than for securities with longer maturities. Because the Portfolio invests in securities with short maturities and seeks to maintain a stable net asset value of $1.00 per share, it is possible, though unlikely, that an increase in interest rates would change the value of your investment.

    Credit risk is the possibility that a security's credit rating will be downgraded or that the issuer of the security will default (fail to make scheduled interest and principal payments). The Portfolio invests in highly-rated securities to minimize credit risk.

    The quality and liquidity of certain of the Portfolio's investments in municipal securities are supported by credit and liquidity enhancements, such as letters of credit, from third-party financial institutions. The Portfolio continuously monitors the credit quality of third parties; however, changes in the credit quality of these financial institutions could cause the Portfolio's investments backed by that institution to lose value and affect the Portfolio's share price.

    The Portfolio faces municipal market risk. This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolio's investments. These factors include political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. Because the Portfolio invests primarily in municipal securities issued by New York or its political subdivisions, it is vulnerable to events adversely affecting New York's economy, including economic, political or regulatory occurrences. The Portfolio's investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project's ability to make payments of principal and interest on these securities.

    The Portfolio may invest up to 10% of its net assets in illiquid securities, including illiquid restricted securities. Investments in illiquid securities may be subject to liquidity risk, which is the risk that, under certain circumstances, particular investments may be difficult to sell at an advantageous price. Illiquid restricted securities also are subject to the risk that the Portfolio may be unable to sell the security due to legal or contractual restrictions on resale.

         The Portfolio also is subject to management risk because it is an actively managed portfolio. Alliance will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there is no guarantee that its techniques will produce the intended result.

----------------------------------------------------------------

                   MANAGEMENT OF THE PORTFOLIO
----------------------------------------------------------------

    The Portfolio's investment adviser is Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, New York 10105. Alliance is a leading international investment adviser managing client accounts with assets as of October 2, 2000 totaling more than $474 billion (of which more than $187 billion represented assets of investment companies). As of October 2, 2000, Alliance managed retirement assets for many of the largest public and private employee benefit plans (including 38 of the nation's FORTUNE 100 companies), for public employee retirement funds in 35 states, for investment companies, and for foundations, endowments, banks and insurance companies worldwide. The 49 registered investment companies, managed by Alliance, comprising 134 separate investment portfolios, currently have more than 6.3 million shareholder accounts.

    Alliance provides investment advisory services and order placement facilities for the Portfolio. For these advisory services, the Portfolio pays Alliance, for each fiscal year, a fee at an annualized rate of .20% as a percentage of the average daily value of its net assets.

    Alliance may make significant payments from its own resources, which may include the management fees paid by the Portfolio, to compensate your broker-dealer, depository institutions, or other persons for providing distribution assistance and administrative services and to otherwise promote the sale of Class B shares of the Portfolio, including paying for the preparation, printing, and distribution of prospectuses and sales literature or other promotional activities.

----------------------------------------------------------------

                   PURCHASE AND SALE OF SHARES
----------------------------------------------------------------

How The Portfolio Values Its Shares

    The Portfolio's net asset value, or NAV, which is the price at which shares of the Portfolio are sold and redeemed, is expected to be constant at $1.00 per share, although this price is not guaranteed. The NAV is calculated at 12:00 noon, Eastern time, on each Portfolio business day (i.e., each weekday exclusive of days the New York Stock Exchange or the banks in Massachusetts are closed).

    To calculate NAV, the Portfolio's assets are valued and totaled, liabilities subtracted and the balance, called net assets, is divided by the number of shares outstanding. The Portfolio values its securities at their amortized cost. This method involves valuing an instrument at its cost and thereafter applying a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the investment.

How To Buy Shares

    - Initial Investment

    You may purchase Class B shares through your financial intermediary by instructing the intermediary to invest in the Portfolio.

    The minimum investment amount is $1,000,000 in the aggregate among all of the Portfolios of Alliance Institutional Reserves, Inc. There is no minimum for subsequent investments. The
Portfolio reserves the right to vary the minimum investment amounts.

    - Subsequent Investments

    By Check:

    Mail or deliver your check or negotiable draft payable to your financial intermediary, who will deposit it into the

Portfolio. Please indicate your brokerage account number, if applicable, on the check or draft.

    By Sweep:

    Your financial intermediary may offer an automatic "sweep" for the Portfolio in the operation of brokerage cash accounts for its customers. Contact your financial intermediary to determine if a sweep is available and what the sweep requirements are.

    If you invest by a check drawn on a member of the Federal Reserve System, the check will be converted to Federal funds in one business day following receipt and then invested in the Portfolio. If you invest by a check drawn on a bank that is not a member of the Federal Reserve System, the check may take longer to be converted and invested. All payments must be in U.S. dollars.

How To Sell Shares

    You may "redeem" your shares (i.e., sell your shares) on any Portfolio business day by contacting your financial intermediary. If your redemption request is received by Alliance Fund Services, Inc. ("AFS") by 12:00 Noon, Eastern time, your redemption proceeds normally will be wired the same business day. If you recently purchased shares by check, you cannot redeem your investment until the Portfolio is reasonably satisfied the check has cleared (which may take up to 15 days).

    If your financial intermediary offers an automatic sweep arrangement, you also may redeem your shares by sweep. The sweep will automatically transfer from your Portfolio account sufficient amounts to cover security purchases in your brokerage account.

Other

    The Portfolio has one transaction time each Portfolio business day, 12:00 Noon, Eastern time. Investments receive the full dividend for a day if the investor's telephone order is received by AFS by 12:00 Noon, Eastern time, and Federal funds or bank wire monies are received by State Street Bank before 12:00 Noon on that day.

    Redemption proceeds are normally wired the same business day if a redemption request is received by AFS prior to 12:00 Noon, Eastern time, but in no event later than seven days, unless redemptions have been suspended or postponed due to the determination of an "emergency" by the Securities and Exchange Commission or to certain other unusual conditions. Shares do not earn dividends on the day a redemption is effected.

    A transaction, service, administrative or other similar fee may be charged by your broker-dealer, agent, financial representative or other financial intermediary with respect to the purchase, sale or exchange of shares made through these financial intermediaries. These financial intermediaries may also impose requirements with respect to the purchase, sale or exchange of shares that are different from, or in addition to, those imposed by the Portfolio.

----------------------------------------------------------------

               DIVIDENDS, DISTRIBUTIONS AND TAXES
----------------------------------------------------------------

    The Portfolio's net income is calculated and paid daily as dividends to shareholders. The dividends are automatically invested in additional shares in your account. These additional shares are entitled to dividends on following days resulting in compounding growth of income. The Portfolio expects that its distributions will primarily consist of net income, or, if any, short-term capital gains as opposed to long-term capital gains. For Federal income tax purposes, the Portfolio's dividend distributions of net income (or short-term capital gains) that are not tax-exempt will be taxable to you as ordinary income.

    Distributions of tax-exempt interest income earned by the Portfolio are not subject to Federal income tax (other than the AMT). Any exempt interest dividends derived from interest on municipal securities subject to the AMT will be a tax preference item for purposes of the Federal individual and corporate AMT.

    Distributions to residents of New York out of income earned by the Portfolio from New York municipal securities or U.S.
Government securities are exempt from New York personal income taxes.

    Each year shortly after December 31, the Portfolio will send you tax information stating the amount and type of all of its distributions for the year. Each investor should consult his or her own tax advisor to determine the tax status, with regard to his or her tax situation, of distributions from the Portfolio.

----------------------------------------------------------------

                    DISTRIBUTION ARRANGEMENTS
----------------------------------------------------------------

    The Fund has adopted a plan under SEC Rule 12b-1 that allows the Portfolio to pay asset-based sales charges or distribution and service fees in connection with the distribution of each Portfolio's Class B shares. The amount of these fees for the Portfolio's Class B shares is . 10% as a percentage of aggregate average daily net assets. Because these fees are paid out of the Portfolio's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales fees. Financial intermediaries may receive different compensation for selling the Portfolio's Class B shares and Class A and Class C shares, which are not offered in this prospectus.

----------------------------------------------------------------

                       GENERAL INFORMATION
----------------------------------------------------------------

    The Portfolio reserves the right to close an account that through redemption is, in the aggregate among all Portfolios of Alliance Institutional Reserves, Inc., less than $500,000, The Portfolio will send shareholders 60 days' written notice to increase the account value before the Portfolio closes the account.

    During drastic economic or market developments, you might have difficulty in reaching AFS by telephone, in which event you should issue written instructions to AFS. AFS is not responsible for the authenticity of telephone requests to purchase or sell shares. AFS will employ reasonable procedures to verify that telephone requests are genuine and could be liable for losses resulting from unauthorized transactions if it failed to do so. Dealers and agents may charge a commission for handling telephone requests. The telephone service may be suspended or terminated at any time without notice.

             (This page left intentionally blank.)

For more information about the Portfolio, the following document is available upon request:

- Statement of Additional Information (SAI)

The Portfolio has an SAI, which contains more detailed information about the Portfolio, including its operations and investment policies. The Portfolio's SAI is incorporated by reference into (and is legally part of) this prospectus.

You may request a free copy of the SAI, or make inquiries concerning the Portfolio, by contacting your broker or other financial intermediary, or by contacting Alliance:

By mail:      c/o Alliance Fund Services, Inc.
              P.O. Box 1520,
              Secaucus, NJ 07096

By phone:     For Information and Literature:
              (800) 824-1916

Or you may view or obtain these documents from the Securities and Exchange Commission:

-- Call the Commission at 1-202-942-8090 for information on the operation of the Public Reference Room.

-- Reports and other information about the Portfolio are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov

-- Copies of the information may be obtained, after paying a duplicating fee, by electronic request at publicinfo@ sec.gov, or by writing the Commission's Public Reference
    Section, Wash. DC 20549-0102

On the Internet: www.sec.gov

You also may find more information about Alliance and the Portfolio on the Internet at: www.Alliancecapital.com.

TABLE OF CONTENTS

RISK/RETURN SUMMARY- .......................................... 2
FEES AND EXPENSES OF THE PORTFOLIO............................. 3

OTHER INFORMATION ABOUT THE PORTFOLIO'S
OBJECTIVES, STRATEGIES, AND RISKS.............................. 3
  Investment Objectives and Strategies ........................ 3
  Risk Considerations ......................................... 4
MANAGEMENT OF THE PORTFOLIO ................................... 5
PURCHASE AND SALE OF SHARES.................................... 5
  How The Portfolio Values Its Shares ......................... 5
  How To Buy Shares ........................................... 6
  How To Sell Shares .......................................... 6
  Other........................................................ 6
DIVIDENDS, DISTRIBUTIONS AND TAXES ............................ 6
DISTRIBUTION ARRANGEMENTS...................................... 7
GENERAL INFORMATION............................................ 7

ALLIANCE INSTITUTIONAL RESERVES



-- New York Tax-Free Portfolio



Prospectus
Class C Shares
[        ], 2001

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

    Alliance Institutional Reserves, Inc. consists of seven distinct portfolios. This prospectus describes the Class C shares of the New York Tax-Free Portfolio. The Portfolio's investment adviser is Alliance Capital Management L.P., a global investment manager providing diversified services to institutions and individuals through a broad line of investments including more than 100 mutual funds.

----------------------------------------------------------------

                       RISK/RETURN SUMMARY
----------------------------------------------------------------

    The following is a summary of certain key information about the Portfolio. You will find additional information about the Portfolio, including a detailed description of the risks of an investment in the Portfolio, after this summary.

    Objectives: The investment objectives of the Portfolio are in the following order of priority-safety of principal, excellent liquidity and maximum current income (exempt from Federal and New York state personal income taxes to the extent described below) to the extent consistent with the first two objectives.

    Principal Investment Strategy: The Portfolio is a "money market fund" that seeks to maintain a stable net asset value of $1.00 per share. The Portfolio invests primarily in high-quality municipal securities issued by the State of New York or its political subdivisions. The Portfolio is non-diversified and only offered to residents of New York.

    Principal Risks: The principal risks of investing in the Portfolio are:

    - Interest Rate Risk This is the risk that changes in interest rates will adversely affect the yield or value of the Portfolio's investments in debt securities.

    - Credit Risk This is the risk that the issuer or guarantor of a debt security will be unable or unwilling to make timely interest or principal payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk includes the possibility that any of the Portfolio's investments will have its credit ratings downgraded.

    - Municipal Market Risk This is the risk that special factors, such as political and legislative changes and local business and economic developments, may adversely affect the yield or value of the Portfolio's investments. Because the Portfolio invests primarily in municipal securities of New York issuers, it is vulnerable to events adversely affecting New York, including economic, political or regulatory occurrences.

    - Diversification Risk The Portfolio is not diversified and can invest more of its assets in a relatively small number of issuers with a greater concentration of risk. Factors affecting these issuers can have a more significant effect on the Portfolio.

Another important thing for you to note:

    An investment in the Portfolio is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

PERFORMANCE AND BAR CHART INFORMATION

    There is no performance table or bar chart for the Portfolio because it has not completed a full calendar year of operations.

         You may obtain current seven-day yield information for the Portfolio by calling (800) 237-5822.

----------------------------------------------------------------

               FEES AND EXPENSES OF THE PORTFOLIO
----------------------------------------------------------------

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

Shareholder Fees (fees paid directly from your investment)

None

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

Management Fees......................................   .20%
Distribution (12b-1) Fees............................   .25%
Other Expenses*......................................   .11%
                                                       -----
Total Portfolio Operating Expenses...................   .56%
Expense Reimbursement**..............................  (.11%)
                                                       -----
Net Expenses.........................................   .45%

* "Other Expenses" are based on estimated amounts for the current fiscal year.
** Reflects Alliance's contractual reimbursement of a portion of the Portfolio's operating expenses so that the Portfolio's expense ratio does not exceed .45%. This reimbursement extends through the end of the Portfolio's current fiscal year and may be extended by Alliance for additional one year terms.

EXAMPLES***

The examples are to help you compare the cost of investing in the Portfolio with the cost of investing in other funds. They assume that you invest $ 10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. They also assume that your investment has a 5% return each year, the Portfolio's operating expenses stay the same, and all dividends and distributions are reinvested. Your actual costs may be higher or lower.

                                                    EXAMPLES

    1 Year...........................................  $ 46
    3 Years..........................................  $168

*** These examples assume that Alliance's agreement to reimburse a portion of the Portfolio's operating expenses is not extended beyond its initial term.

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             OTHER INFORMATION ABOUT THE PORTFOLIO'S
                OBJECTIVES, STRATEGIES, AND RISKS
----------------------------------------------------------------

    This section of the prospectus provides a more complete description of the investment objectives and principal strategies and risks of the Portfolio.

Please note:

    - Additional descriptions of the Portfolio's strategies and investments, as well as other strategies and investments not described below, may be found in the Portfolio's Statement of Additional Information or SAI.

    - There can be no assurance that the Portfolio will achieve its investment objectives.

    Except as noted, the Portfolio's investment objectives and strategies are not fundamental and thus can be changed without a shareholder vote.

Investment Objectives and Strategies

    As a money market fund, the Portfolio must meet the requirements of Securities and Exchange Commission Rule 2a-7. The Rule imposes strict requirements on the investment quality, maturity and diversification of the Portfolio's investments. Under that Rule, the Portfolio's investments must have a remaining maturity of no more than 397 days and the Portfolio must maintain an average weighted maturity that does not exceed 90 days.

    The Portfolio pursues its objectives by investing in high-quality municipal securities and, as a matter of fundamental policy, normally will invest at least 80% of its total assets in these securities. Although the Portfolio may invest up to 20% of its total assets in taxable money market securities, substantially all of the Portfolio's income normally will be tax-exempt. The Portfolio may purchase municipal securities issued by other states if Alliance believes that suitable municipal securities of New York are not available for investment. To the extent of its investments in other states' municipal securities, the Portfolio's income will be exempt only from Federal income tax, not state personal income or other state tax.

    The Portfolio seeks maximum current income that is exempt from Federal and New York state personal income taxes by investing not less than 65% of its total assets in a portfolio of high-quality municipal securities issued by the State of New York or its political subdivisions. The Portfolio also may invest in restricted securities (i.e., securities subject to legal or contractual restrictions on resale).

    The Portfolio will limit its investments so that no more than 20% of its total income is derived from municipal securities that bear interest subject to the Federal alternative minimum tax (the
"AMT").

    Municipal Securities. The Portfolio's investments in municipal securities include municipal notes and short- term municipal bonds. Municipal notes are generally used to provide for short-term capital needs and generally have maturities of 397 days or less. Examples include tax anticipation and revenue anticipation notes, which are generally issued in anticipation of various seasonal revenues, bond anticipation notes, and tax-exempt commercial paper. Short-term municipal bonds may include general obligation bonds, which are secured by the issuer's pledge of its faith, credit, and taxing power for payment of principal and interest, and revenue bonds, which are generally paid from the revenues of a particular facility or a specific excise or other source.

    The Portfolio may invest in adjustable rate obligations whose interest rates are adjusted either at predesignated periodic intervals or whenever there is a change in the market rate to which the security's interest rate is tied. These adjustments tend to minimize changes in the market value of the obligation and, accordingly, enhance the ability of the Portfolio to maintain a stable net asset value. Adjustable rate securities purchased may include participation interests in private activity bonds backed by letters of credit of Federal Deposit Insurance Corporation member banks.

    The Portfolio also may invest in stand-by commitments, which may involve certain expenses and risks, but the Portfolio does not expect its investment in stand-by commitments to comprise a significant portion of its investments. In addition, the Portfolio may purchase when-issued securities.

    Taxable Investments. The Portfolio may invest up to 20% of its total assets in taxable money market securities, which may include obligations of the U.S. Government and its agencies, high-quality certificates of deposit and bankers' acceptances, prime commercial paper, and repurchase agreements.

    Temporary Defensive Position. For temporary defensive purposes when financial, economic, or market conditions warrant, the Portfolio may invest any amount of its assets in taxable money market securities. When the Portfolio is investing for temporary defensive purposes, it may not achieve its investment objectives.

Risk Considerations

    The Portfolio's principal risks are interest rate risk, credit risk and municipal market risk. Because the Portfolio invests in short-term securities, a decline in interest rates will affect the Portfolio's yields as these securities mature or are sold and the Portfolio purchases new short-term securities with lower yields. Generally, an increase in interest rates causes the value of a debt instrument to decrease. The change in value for shorter-term securities is usually smaller than for securities with longer maturities. Because the Portfolio invests in securities with short maturities and seeks to maintain a stable net asset value of $1.00 per share, it is possible, though unlikely, that an increase in interest rates would change the value of your investment.

    Credit risk is the possibility that a security's credit rating will be downgraded or that the issuer of the security will default (fail to make scheduled interest and principal payments). The Portfolio invests in highly-rated securities to minimize credit risk.

    The quality and liquidity of certain of the Portfolio's investments in municipal securities are supported by credit and liquidity enhancements, such as letters of credit, from third-party financial institutions. The Portfolio continuously monitors the credit quality of third parties; however, changes in the credit quality of these financial institutions could cause the Portfolio's investments backed by that institution to lose value and affect the Portfolio's share price.

    The Portfolio faces municipal market risk. This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolio's investments. These factors include political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. Because the Portfolio invests primarily in municipal securities issued by New York or its political subdivisions, it is vulnerable to events adversely affecting New York's economy, including economic, political or regulatory occurrences. The Portfolio's investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project's ability to make payments of principal and interest on these securities.

    The Portfolio may invest up to 10% of its net assets in illiquid securities, including illiquid restricted securities. Investments in illiquid securities may be subject to liquidity risk, which is the risk that, under certain circumstances, particular investments may be difficult to sell at an advantageous price. Illiquid restricted securities also are subject to the risk that the Portfolio may be unable to sell the security due to legal or contractual restrictions on resale.

         The Portfolio also is subject to management risk because it is an actively managed portfolio. Alliance will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there is no guarantee that its techniques will produce the intended result.

----------------------------------------------------------------

                   MANAGEMENT OF THE PORTFOLIO
----------------------------------------------------------------

    The Portfolio's investment adviser is Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, New York 10105. Alliance is a leading international investment adviser managing client accounts with assets as of October 2, 2000 totaling more than $474 billion (of which more than $187 billion represented assets of investment companies). As of October 2, 2000, Alliance managed retirement assets for many of the largest public and private employee benefit plans (including 38 of the nation's FORTUNE 100 companies), for public employee retirement funds in 35 states, for investment companies, and for foundations, endowments, banks and insurance companies worldwide. The 49 registered investment companies, managed by Alliance, comprising 134 separate investment portfolios, currently have more than 6.3 million shareholder accounts.

    Alliance provides investment advisory services and order placement facilities for the Portfolio. For these advisory services, the Portfolio pays Alliance, for each fiscal year, a fee at an annualized rate of .20% as a percentage of the average daily value of its net assets.

    Alliance may make significant payments from its own resources, which may include the management fees paid by the Portfolio, to compensate your broker-dealer, depository institutions, or other persons for providing distribution assistance and administrative services and to otherwise promote the sale of Class C shares of the Portfolio, including paying for the preparation, printing, and distribution of prospectuses and sales literature or other promotional activities.

----------------------------------------------------------------

                   PURCHASE AND SALE OF SHARES
----------------------------------------------------------------

How the Portfolio Values Its Shares

    The Portfolio's net asset value, or NAV, which is the price at which shares of the Portfolio are sold and redeemed, is expected to be constant at $1.00 per share, although this price is not guaranteed. The NAV is calculated at 12:00 noon, Eastern time, on each Portfolio business day (i.e., each weekday exclusive of days the New York Stock Exchange or the banks in Massachusetts are closed).

    To calculate NAV, the Portfolio's assets are valued and totaled, liabilities subtracted and the balance, called net assets, is divided by the number of shares outstanding. The Portfolio values its securities at their amortized cost. This method involves valuing an instrument at its cost and thereafter applying a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the investment.

How To Buy Shares

    - Initial Investment

    You may purchase Class C shares through your financial intermediary by instructing the intermediary to invest in the Portfolio.

    The minimum investment amount is $1,000,000 in the aggregate among all of the Portfolios of Alliance Institutional Reserves, Inc. There is no minimum for subsequent investments. The
Portfolio reserves the right to vary the minimum investment amounts.

    - Subsequent Investments

    By Check:

    Mail or deliver your check or negotiable draft payable to your financial intermediary, who will deposit it into the

Portfolio. Please indicate your brokerage account number, if applicable, on the check or draft.

    By Sweep:

    Your financial intermediary may offer an automatic "sweep" for the Portfolio in the operation of brokerage cash accounts for its customers. Contact your financial intermediary to determine if a sweep is available and what the sweep requirements are.

    If you invest by a check drawn on a member of the Federal Reserve System, the check will be converted to Federal funds in one business day following receipt and then invested in the Portfolio. If you invest by a check drawn on a bank that is not a member of the Federal Reserve System, the check may take longer to be converted and invested. All payments must be in U.S. dollars.

How To Sell Shares

    You may "redeem" your shares (i.e., sell your shares) on any Portfolio business day by contacting your financial intermediary. If your redemption request is received by Alliance Fund Services, Inc. ("AFS") by 12:00 Noon, Eastern time, your redemption proceeds normally will be wired the same business day. If you recently purchased shares by check, you cannot redeem your investment until the Portfolio is reasonably satisfied the check has cleared (which may take up to 15 days).

    You also may redeem your shares:

    By Sweep:

    If your financial intermediary offers an automatic sweep arrangement, you also may redeem your shares by sweep. The sweep will automatically transfer from your Portfolio account sufficient amounts to cover security purchases in your brokerage account.

    By Checkwriting:

    With this service, you may write checks made payable to any payee. First, you must fill out a signature card, which you may obtain from your financial intermediary. If you wish to establish this checkwriting service subsequent to the opening of your Portfolio account, contact your financial intermediary. There is no charge for this service, except that State Street Bank will impose its normal charges for checks that are returned unpaid because of insufficient funds or for checks upon which you have placed a stop order. The checkwriting service enables you to receive the daily dividends declared on the shares to be redeemed until the day that your check is presented for payment. You can not write checks for more than the principal balance (not including any accrued dividends) in your account.

Other

    The Portfolio has one transaction time each Portfolio business day, 12:00 Noon, Eastern time. Investments receive the full dividend for a day if the investor's telephone order is received by AFS by 12:00 Noon, Eastern time, and Federal funds or bank wire monies are received by State Street Bank before 12:00 Noon on that day.

    Redemption proceeds are normally wired the same business day if a redemption request is received by AFS prior to 12:00 Noon, Eastern time, but in no event later than seven days, unless redemptions have been suspended or postponed due to the determination of an "emergency" by the Securities and Exchange Commission or to certain other unusual conditions. Shares do not earn dividends on the day a redemption is effected.

    A transaction, service, administrative or other similar fee may be charged by your broker-dealer, agent, financial representative or other financial intermediary with respect to the purchase, sale or exchange of shares made through these financial intermediaries. These financial intermediaries may also impose requirements with respect to the purchase, sale or exchange of shares that are different from, or in addition to, those imposed by the Portfolio.

----------------------------------------------------------------

               DIVIDENDS, DISTRIBUTIONS AND TAXES
----------------------------------------------------------------

    The Portfolio's net income is calculated and paid daily as dividends to shareholders. The dividends are automatically invested in additional shares in your account. These additional shares are entitled to dividends on following days resulting in compounding growth of income. The Portfolio expects that its distributions will primarily consist of net income, or, if any, short-term capital gains as opposed to long-term capital gains. For Federal income tax purposes, the Portfolio's dividend distributions of net income (or short-term capital gains) that are not tax-exempt will be taxable to you as ordinary income.

    Distributions of tax-exempt interest income earned by the Portfolio are not subject to Federal income tax (other than the AMT). Any exempt-interest dividends derived from interest on municipal securities subject to the AMT will be a tax preference item for purposes of the Federal individual and corporate AMT.

    Distributions to residents of New York out of income earned by the Portfolio from New York municipal securities or U.S.
Government securities are exempt from New York personal income taxes.

    Each year shortly after December 31, the Portfolio will send you tax information stating the amount and type of all of its distributions for the year. Each investor should consult his or her own tax advisor to determine the tax status, with regard to his or her tax situation, of distributions from the Portfolio.

----------------------------------------------------------------

                    DISTRIBUTION ARRANGEMENTS
----------------------------------------------------------------

    The Fund has adopted a plan under SEC Rule 12b-1 that allows the Portfolio to pay asset-based sales charges or distribution and service fees in connection with the distribution of the Portfolio's Class C shares. The amount of these fees for the Portfolio's Class C shares is .25% as a percentage of aggregate average daily net assets. Because these fees are paid out of the Portfolio's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales fees. Financial intermediaries may receive different compensation for selling the Portfolio's Class C shares and Class A and Class B shares, which are not offered in this prospectus.

----------------------------------------------------------------

                       GENERAL INFORMATION
----------------------------------------------------------------

    The Portfolio reserves the right to close an account that through redemption is, in the aggregate among all Portfolios of Alliance Institutional Reserves, Inc., less than $500,000. The Portfolio will send shareholders 60 days' written notice to increase the account value before the Portfolio closes the account.

    During drastic economic or market developments, you might have difficulty in reaching AFS by telephone, in which event you should issue written instructions to AFS. AFS is not responsible for the authenticity of telephone requests to purchase or sell shares. AFS will employ reasonable procedures to verify that telephone requests are genuine and could be liable for losses resulting from unauthorized transactions if it failed to do so. Dealers and agents may charge a commission for handling telephone requests. The telephone service may be suspended or terminated at any time without notice.

               This page left intentionally blank.

For more information about the Portfolio, the following document is available upon request:

--  Statement of Additional Information (SAI)

The Portfolio has an SAI, which contains more detailed information about the Portfolio, including its operations and investment policies. The Portfolio's SAI is incorporated by reference into (and is legally part of) this prospectus.

You may request a free copy of the SAI or make inquires concerning the Portfolio, by contacting your broker or other financial intermediary, or by contacting Alliance:

By mail:      c/o Alliance Fund Services, Inc.
              P.O. Box 1520,
              Secaucus, New Jersey 07096

By phone:     For Information and Literature:
              (800) 924-1916

Or you may view or obtain these documents from the Securities and Exchange Commission:

-- Call the Commission at 1-202-942-8090 for information on the operation of the Public Reference Room.

-- Reports and other information about the Portfolio are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov

-- Copies of the information may be obtained, after paying a duplicating fee, by electronic request at publicinfo@ sec.gov, or by writing the Commission's Public Reference
    Section, Wash. DC 20549-0102

On the Internet: www.sec.gov

You also may find more information about Alliance and the Portfolio on the Internet at: www.Alliancecapital.com.

TABLE OF CONTENTS

RISK/RETURN SUMMARY...........................................2
FEES AND EXPENSES OF THE PORTFOLIO............................3
OTHER INFORMATION ABOUT THE PORTFOLIO'S
OBJECTIVES, STRATEGIES, AND RISKS.............................3
  Investment Objectives and Strategies........................3

  Risk Considerations.........................................4
MANAGEMENT OF THE PORTFOLIO...................................5
PURCHASE AND SALE OF SHARES...................................5
  How The Portfolio Values Its Shares.........................5
  How To Buy Shares...........................................6
  How To Sell Shares..........................................6
  Other.......................................................6
DIVIDENDS, DISTRIBUTIONS AND TAXES............................7
DISTRIBUTION ARRANGEMENTS.....................................7
GENERAL INFORMATION...........................................7

[LOGO]                 ALLIANCE INSTITUTIONAL RESERVES, INC.
                                -New York Tax-Free Portfolio
____________________________________________________________

c/o Alliance Fund Services, Inc.
P.O. Box 1520, Secaucus, New Jersey  07096
Toll Free (800) 221-5672
____________________________________________________________

            STATEMENT OF ADDITIONAL INFORMATION

                     [________], 2001

___________________________________________________________

This Statement of Additional Information is not a prospectus and should be read in conjunction with the Fund's current Prospectuses, dated [_________], 2001, (the "Prospectuses") which describe the Class A, Class B and Class C shares of the New York Tax-Free Portfolio of the Fund. A copy of the Prospectuses may be obtained by contacting Alliance Fund Services, Inc. at the address or telephone number shown above.

                     TABLE OF CONTENTS

                                                        Page

The Fund..............................................
Investment Objectives and Policies....................
Investment Restrictions ..............................
Management............................................
Expenses of the Fund..................................
Purchase and Redemption of Shares.....................
Daily Dividends-Determination of Net Asset Value......
Taxes.................................................
General Information...................................
Appendix A - Commercial Paper and Bond Ratings........  A-1
Appendix B - Description of Municipal Securities......  B-1

___________________________
(R): This registered service mark used under license from the owner, Alliance Capital Management L.P.

____________________________________________________________

                         THE FUND
____________________________________________________________

    Alliance Institutional Reserves, Inc. (the "Fund") is an open-end investment company. The New York Tax-Free Portfolio, which is non-diversified (the "Portfolio"), is described by the Prospectuses which supplement this Statement of Additional Information. Additional portfolios of the Fund, the Prime Portfolio, the Government Portfolio, the Tax-Free Portfolio, the Treasury Portfolio, the Trust Portfolio and the California Tax-Free Portfolio, are described in separate prospectuses and statements of additional information. The Fund changed its name from ACM Institutional Reserves, Inc. to Alliance Institutional Reserves, Inc. effective June 29, 1998.

____________________________________________________________

            INVESTMENT OBJECTIVES AND POLICIES
____________________________________________________________

    The investment objectives of the Portfolio are - in the following order of priority - safety of principal, excellent liquidity, and maximum current income (exempt from Federal and New York state personal income taxes) to the extent consistent with the first two objectives. The Portfolio pursues its objectives by maintaining a portfolio of high-quality municipal securities, all of which, at the time of investment, have remaining maturities of 397 days, or such greater length of time as may be permitted from time to time pursuant to Rule 2a-7 under the Investment Company Act of
1940, as amended (the "Act").    The Fund may in the future
establish additional portfolios which may have different investment objectives. As is true with all investment companies, there can be no assurance that any of the Portfolio's objectives will be achieved.

                          General

    The Portfolio will comply with Rule 2a-7 under the Act, as amended from time to time, including the diversification, quality and maturity conditions imposed by the Rule. To the extent that the Portfolio's limitations are more permissive than Rule 2a-7, the Portfolio will comply with the more restrictive provisions of the Rule.

    Currently, pursuant to Rule 2a-7, the Portfolio may invest only in U.S. dollar-denominated "Eligible Securities" (as that term is defined in the Rule) that have been determined by the Portfolio's adviser, Alliance Capital Management L.P. ("Alliance" or the "Adviser") to present minimal credit risks pursuant to procedures approved by the Board of Directors. Generally, an Eligible Security is a security that (i) has a remaining maturity of 397 days or less and (ii) is rated, or is issued by an issuer with short-term debt outstanding that is rated, in one of the two highest rating categories by two nationally recognized statistical rating organizations ("NRSROS") or, if only one NRSRO has issued a rating, by that NRSRO (the "requisite NRSROs"). A first tier security is an Eligible Security that has received a short-term rating from the requisite NRSROs in the highest short-term rating category for debt obligations, or is an unrated security deemed to be of comparable quality. Unrated securities may also be Eligible Securities if the Adviser determines that they are of comparable quality to a rated Eligible Security pursuant to guidelines approved by the Board of Directors. A description of the ratings of some NRSROs appears in Appendix A attached hereto. Securities in which the Portfolio invests may be subject to liquidity or credit enhancements. These securities are generally considered to be Eligible Securities if the enhancement or the issuer of the enhancement has received the appropriate rating from the requisite NRSROs.

    Under Rule 2a-7, with respect to 75% of its assets, the Portfolio may not invest more than five percent of its assets in the securities of any one issuer other than the United States Government, its agencies and instrumentalities. Government securities are considered to be first tier securities. In addition, the Portfolio may not invest in a conduit security that has received, or is deemed comparable in quality to a conduit security that has received, the second highest rating by the requisite number of NRSROs (a "second tier security") if immediately after the acquisition thereof the Portfolio would have invested more than (A) the greater of one percent of its total assets or one million dollars in securities issued by that issuer which are second tier securities, or (B) five percent of its total assets in second tier securities (the "second tier security restriction"). A conduit security for purposes of Rule 2a-7 is a security nominally issued by a municipality, but dependent for principal and interest payments on non-municipal issuer's revenues from a non-municipal project.

                    Portfolio Policies

    As a matter of fundamental policy, the Portfolio, except when assuming a temporary defensive position, must maintain at least 80% of its total assets in municipal securities.

    Although the Portfolio may invest up to 20% of its total assets in taxable money market securities, substantially all of the Portfolio's income normally will be tax-exempt. The Portfolio may purchase municipal securities issued by states other than the State of New York if the Adviser believes that suitable municipal securities of that state are not available for investment. To the extent it invests in other states' municipal securities, the Portfolio's income will be exempt only from Federal income tax, not state personal income tax or other state tax.

    To the extent consistent with its other investment objectives, the Portfolio seeks maximum current income that is exempt from both Federal income taxes and State of New York tax by investing principally in a non-diversified portfolio of high quality municipal securities issued by the State of New York or its political subdivisions. Except when the Portfolio assumes a temporary defensive position, the Fund normally invests at least 65% of its total assets in municipal securities whose interest is exempt from New York personal income tax, which includes municipal securities issued by New York or its political subdivisions and municipal securities issued by United States territories or possessions such as Puerto Rico. Shares of the Portfolio are offered only to New York residents.

    Apart from the risks associated with investment in any money market fund seeking tax-exempt income, such as default by municipal issuers and fluctuation in short-term interest rates, investors in the Portfolio should consider the greater risks of the Portfolio's concentration versus the safety that comes with a less concentrated investment portfolio and should compare yields available on portfolios of New York issues with those of more diversified portfolios, including other states' issues, before making an investment decision. The Portfolio is a non-diversified investment company and, accordingly, the permitted concentration of investments may present greater risks than in the case of a diversified investment company. (See below "Special Risk Factors of Concentration in a Single State.")

Municipal Securities

    The term "municipal securities," as used in the Prospectuses and this Statement of Additional Information, means obligations issued by or on behalf of states, territories, and possessions of the United States or their political subdivisions, agencies and instrumentalities, the interest from which is exempt (subject to the alternative minimum income tax) from Federal income taxes. The municipal securities in which the Portfolio invests include those obligations which at the time of purchase:

    1. are backed by the full faith and credit of the United States; or

    2. are municipal notes, municipal bonds or other types of municipal securities rated in the two highest rating categories by the requisite nationally recognized statistical rating organizations ("NRSROs") such as Moody's Investors Services, Inc. or Standard and Poor's Corporation, or judged by
         the Adviser to be of comparable quality.   (See
         Appendix B for a description of municipal securities and Appendix A for a description of these ratings.)

Alternative Minimum Tax

    Under current Federal income tax law, (1) interest on tax-exempt municipal securities issued after August 7, 1986 which are "specified private activity bonds" and the proportionate share of any exempt-interest dividend paid by a regulated investment company that receives interest from such private activity bonds, will be treated as an item of tax preference for purposes of the alternative minimum tax ("AMT") imposed on individuals and corporations, though for regular Federal income tax purposes such interest will remain fully tax-exempt, and (2) interest on all tax-exempt obligations will be included in "adjusted current earnings" of corporations for AMT purposes. Such "private activity" municipal bonds ("AMT-Subject Bonds") have provided, and may continue to provide, somewhat higher yields than other comparable municipal securities. However, the Portfolio will limit its investments so that no more than 20% of its total income is derived from municipal securities that bear interest subject to the AMT.

    Investors should consider that, in most instances, no state, municipality or other governmental unit with taxing power will be obligated with respect to AMT-Subject Bonds. AMT-Subject Bonds are in most cases revenue bonds and do not generally have the pledge of the credit or the taxing power, if any, of the issuer of such bonds. AMT-Subject Bonds are generally limited obligations of the issuer supported by payments from private business entities and not by the full faith and credit of a state or any governmental subdivision. Typically the obligation of the issuer of AMT-subject bonds is to make payments to bond holders only out of and to the extent of, payments made by the private business entity for whose benefit the AMT-subject bonds were issued. Payment of the principal and interest on such revenue bonds depends solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. It is not possible to provide specific detail on each of these obligations in which Portfolio assets may be invested.

Taxable Securities And Temporary Defensive Position

    Although the Portfolio expects to be largely invested in municipal securities, the Portfolio may elect to invest up to 20% of its total assets in taxable money market securities when such action is deemed to be in the best interests of shareholders. For temporary defensive purposes, when, in the judgment of the Adviser, financial, economic, and/or market conditions warrant, the Portfolio may invest any amount of its total assets in taxable money market securities. When the Portfolio is investing for temporary defensive purposes, it may not achieve its investment objectives. Taxable money market securities purchased by the Portfolio include those described below:

    1. marketable obligations of, or guaranteed by, the United States Government, its agencies or instrumentalities; or

    2. certificates of deposit, bankers' acceptances and interest-bearing savings deposits of banks having total assets of more than $1 billion and which are members of the Federal Deposit Insurance
         Corporation; or

    3. commercial paper of prime quality rated in the two highest rating categories by the requisite NRSROs or, if not rated, issued by companies which have outstanding debt issue rated in the two highest rating categories by the requisite NRSROs. (See
         Appendix A for description of these ratings.)

Adjustable Rate Obligations

    The interest rate payable on certain municipal securities in which the Portfolio may invest, called "adjustable rate" obligations, is not fixed and may fluctuate based upon changes in market rates. The interest rate payable on an adjustable rate municipal security is adjusted either at predesignated periodic intervals or whenever there is a change in the market rate to which the security's interest rate is tied. Other features may include the right of the Portfolio to demand prepayment of the principal amount and accrued interest of the obligation prior to its stated maturity and the right of the issuer to prepay the principal amount and accrued interest prior to maturity. The main benefit of an adjustable rate municipal security is that the interest rate adjustment minimizes changes in the market value of the obligation. As a result, the purchase of adjustable rate municipal securities enhances the ability of the Portfolio to maintain a stable net asset value per share and to sell an obligation prior to maturity at a price approximating the full principal amount. The payment of principal and interest by issuers of certain municipal securities purchased by the Portfolio may be guaranteed by letter of credit or other credit facilities offered by banks or other financial institutions. Such guarantees will be considered in determining whether a municipal security meets the Portfolio's investment quality requirements.

    Adjustable rate obligations purchased by the Portfolio may include participation interests in adjustable rate industrial development bonds that are backed by irrevocable letters of credit or guarantees of banks that meet criteria for banks described above in "Taxable Securities." Purchase of a participation interest gives the Portfolio an undivided interest in certain such bonds. The Portfolio can exercise the right, on not more than 30 days' notice, to sell such an instrument back to the bank from which it purchased the instrument and draw on the letter of credit for all or any part of the principal amount of the Portfolio's participation interest in the instrument, plus accrued interest, but will generally do so only (i) as required to provide liquidity to the Portfolio, (ii) to maintain a high quality investment portfolio, or (iii) upon a default under the terms of the demand instrument. Banks retain portions of the interest paid on such adjustable rate industrial development bonds as their fees for servicing such instruments and the issuance of related letters of credit and repurchase commitments. The Portfolio follows Rule 2a-7 with respect to its investments in adjustable rate instruments supported by letters of credit and participation interests.

    The Portfolio will not purchase participation interests in adjustable rate industrial development bonds unless the interest earned by the Portfolio from the bonds in which it holds participation interests is considered to be exempt from Federal income taxes. The Adviser will monitor the pricing, quality and liquidity of adjustable rate demand obligations and participation interests therein held by the Portfolio on the basis of published financial information, rating agency reports and other research services to which the Adviser may subscribe.

Standby Commitments

    The Portfolio may purchase municipal securities together with the right to resell them to the seller at an agreed-upon price or yield within specified periods prior to their maturity dates. Such a right to resell is commonly known as a "standby commitment," and the aggregate price which the Portfolio pays for securities with a standby commitment may be higher than the price which otherwise would be paid.

    The acquisition of a standby commitment does not affect the valuation or maturity of underlying municipal securities which continue to be valued in accordance with the amortized cost method. Standby commitments acquired by the Portfolio are valued at zero in determining net asset value. Where the Portfolio pays directly or indirectly for a standby commitment, its cost is reflected as unrealized depreciation for the period during which the commitment is held. Standby commitments do not affect the average weighted maturity of the Portfolio's portfolio of securities.

Repurchase Agreements

    The Portfolio may also enter into repurchase agreements pertaining to the types of securities in which it may invest. A repurchase agreement arises when a buyer purchases a security and simultaneously agrees to resell it to the vendor on an agreed-upon future date, normally one day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon market rate which is effective for the period of time the buyer's money is invested in the security and which is not related to the coupon rate on the purchased security. Repurchase agreements may be entered into with creditworthy counterparties as determined by the Adviser, including broker-dealers, member banks of the Federal Reserve System or "primary dealers" (as designated by the Federal Reserve Bank of New York) in U.S. Government securities or with State Street Bank and Trust Company ("State Street Bank"), the Fund's Custodian. For each repurchase agreement, the Portfolio requires continual maintenance of the market value of underlying collateral in amounts equal to, or in excess of, the agreement amount. In the event that a counterparty defaulted on its repurchase obligation, the Portfolio might suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. If the vendor became bankrupt, the Portfolio might be delayed in selling the collateral. Repurchase agreements often are for short periods such as one day or a week, but may be
longer.   Pursuant to Rule 2a-7, a repurchase agreement is
deemed to be an acquisition of the underlying securities, provided that the obligation of the seller to repurchase the securities from the money market fund is collateralized fully (as defined in such Rule). Accordingly, the counterparty of a fully collateralized repurchase agreement is deemed to be the issuer of the underlying securities.

Reverse Repurchase Agreements

    The Portfolio may also enter into reverse repurchase agreements, which involve the sale of money market securities held by the Portfolio with an agreement to repurchase the securities at an agreed-upon price, date and interest payment. The Portfolio does not currently intend to enter into such agreements during the coming year.

When-Issued Securities

    Certain issues that the Portfolio is permitted to purchase are offered on a "when-issued" basis. When so offered, the price, which is generally expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the when-issued securities take place at a later date. Normally, the settlement date occurs from within ten days to one month after the purchase of the issue. During the period between purchase and settlement, no payment is made by the Portfolio to the issuer and, thus, no interest accrues to the Portfolio from the transaction. When-issued securities may be sold prior to the settlement date, but the Portfolio makes when-issued commitments only with the intention of actually acquiring the securities. To facilitate such acquisitions, the Fund's Custodian will maintain, in a separate account of the Portfolio, U.S. Government securities or other liquid high grade debt securities having value equal to or greater than commitments held by the Portfolio. Similarly, a separate account will be maintained to meet obligations in respect of reverse repurchase agreements. On delivery dates for such transactions, the Portfolio will meet its obligations from maturities or sales of the securities held in the separate account and/or from the available cash flow. If the Portfolio, however, chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it can incur a gain or loss. At the time the Portfolio makes the commitment to purchase a security on a when-issued basis, it records the transaction and reflects the value of the security in determining its net asset value.

Illiquid Securities and Restricted Securities

    The Portfolio will not invest more than 10% of its net assets in illiquid securities (including illiquid restricted securities). Illiquid securities may include securities that are not readily marketable and securities subject to legal or contractual restrictions on resale. Restricted securities that are determined by the Adviser to be liquid in accordance with procedures adopted by the Directors, including securities eligible for resale under Rule 144A under the Securities Act of 1933, as amended (the "Securities Act") and commercial paper issued in reliance upon the exemption from registration in Section 4(2) of the Securities Act, will not be treated as illiquid for purposes of the restriction on illiquid securities.

    Restricted securities are securities subject to the contractual or legal restrictions on resale, such as those arising from an issuer's reliance upon certain exemptions from registration under the Securities Act. As to illiquid securities, the Portfolio is subject to a risk that, should the Portfolio desire to sell them when a ready buyer is not available at a price the Portfolio deems representative of their value, the value of the Portfolio's net assets could be adversely affected.

    The Fund's Directors have the ultimate responsibility for determining whether specific securities are liquid or illiquid. The Directors have delegated the function of making day-to-day determinations of liquidity to the Adviser, pursuant to guidelines approved by the Directors.

    Following the purchase of a restricted security by the Portfolio, the Adviser monitors continuously the liquidity of such security and reports to the Directors regarding purchases of liquid restricted securities.

Asset-Backed Securities

    The Portfolio may invest in asset-backed securities that meet its existing diversification, quality and maturity criteria. Asset-backed securities are securities issued by special purpose entities whose primary assets consist of a pool of loans or accounts receivable. The securities may be in the form of a beneficial interest in a special purpose trust, limited partnership interest, or commercial paper or other debt securities issued by a special purpose corporation. Although the securities may have some form of credit or liquidity enhancement, payments on the securities depend predominately upon collection of the loans and receivables held by the issuer.

General

    Yields on municipal securities are dependent on a variety of factors, including the general condition of the money market and of the municipal bond and municipal note market, the size of a particular offering, the maturity of the obligation and the rating of the issue. Municipal securities with longer maturities tend to produce higher yields and are generally subject to greater price movements than obligations with shorter maturities. An increase in interest rates will generally reduce the market value of portfolio investments and a decline in interest rates will generally increase the value of portfolio investments.
There can be no assurance, as is true with all investment companies, that the Portfolio's investment objectives will be achieved. The achievement of the Portfolio's investment objectives is dependent in part on the continuing ability of the issuers of municipal securities in which the Portfolio invests to meet their obligations for the payment of principal and interest when due. Municipal securities historically have not been subject to registration with the Commission, although there have been proposals which would require registration in the future. The Portfolio generally will hold securities to maturity rather than follow a practice of trading. However, the Portfolio may seek to improve its income by selling certain portfolio securities prior to maturity in order to take advantage of yield disparities that occur in the securities market.

    After purchase by the Portfolio, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Portfolio. Neither event requires sales of such security by the Portfolio, but the Adviser will consider such event in its determination of whether the Portfolio should continue to hold the security, pursuant to Rule 2a-7. To the extent that the ratings given by Moody's or Standard & Poor's may change as a result of changes in such organizations or their rating systems, the Adviser will attempt to substitute comparable ratings.

    Obligations of issuers of municipal securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Bankruptcy Code. In addition, the obligations of such issuers may become subject to laws enacted in the future by Congress, state legislatures, or referenda extending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon ability of municipalities to levy taxes. There is also the possibility that, as a result of litigation or other conditions, the ability of any issuer to pay, when due, the principal or the interest on its municipal securities may be materially affected.

    Except as otherwise provided above, the Portfolio's investment objectives and policies are not designated
"fundamental policies" within the meaning of the Act and may, therefore, be changed without a shareholder vote.
However, the Portfolio will not change its investment policies without contemporaneous written notice to shareholders.

Special Risk Factors of Concentration in a Single State

    The primary purpose of investing in a portfolio of a single state's municipal securities is the special tax treatment accorded that state's resident individual investors. However, payment of interest and preservation of principal is dependent upon the continuing ability of the state's issuers and/or obligors of its state, municipal and public authority debt obligations to meet their obligations thereunder. Investors should consider the greater risk of the concentration of the Portfolio versus the safety that comes with a less concentrated investment portfolio and should compare yields available on portfolios of New York's issues with those of more diversified portfolios, including other states' issues, before making an investment decision. The Adviser believes that by maintaining the Portfolio's investment portfolio in liquid, short-term, high-quality investments, including the participation interests and other variable rate obligations that have credit support such as letters of credit from major financial institutions, the Portfolio is largely insulated from the credit risks that exist on long-term municipal securities of the relevant state.

    The following summary is included for the purpose of providing a general description of the credit and financial conditions of New York. The summary is not intended to provide a complete description of the state. While the Portfolio has not undertaken to independently verify such information, it has no reason to believe that such information is not correct in all material aspects. The summary does not provide specific information regarding all securities in which the Portfolio is permitted to invest and in particular does not provide specific information on the private business entities whose obligations support the payments on AMT-Subject Bonds.

    The following is based on information obtained from an Official Statement, dated July 15, 2000, relating to $108,225,000 of the State of New York General Obligation Bonds, Series 2000D Tax-Exempt Bonds,the Annual Information Statement of the State of New York dated, May 31, 2000 and an Official Statement, dated September 21, 2000, relating to $488,420,000 of the City of New York General Obligation Bonds, Fiscal 2001 Series B and C.

Debt Reform Act of 2000

    The Debt Reform Act of 2000 (Debt Reform Act) implements statutory initiatives intended to improve the State's borrowing practices. The Debt Reform Act applies to all new State-supported debt issued on and after April 1, 2000 and includes the following provisions: (a) a phased-in cap on new State-supported debt outstanding of 4 percent of personal income (the existing State-supported debt level is 6 percent of personal income); (b) a phased-in cap on new State-supported debt service costs of 5 percent of total governmental funds receipts (the existing State-supported debt service costs are 5 percent of total governmental receipts); (c) a limit on the use of debt to capital works and purposes only; and (d) a limit on the maximum term of new State-supported debt to 30 years.

    The cap on new State-supported debt outstanding begins at 0.75 percent of personal income in 2000-01 and is gradually increased until it is fully phased in at 4 percent of personal income in 2010-11. Similarly, the phased-in cap on new State-supported debt service costs begins at 0.75 percent of total governmental funds receipts and is gradually increased until it is fully phased in at 5 percent in 2013-14. State-supported bond issuances during the 2000-01 borrowing plan are projected by the Division of the Budget ("DOB") to be within the Debt Reform Act's statutory caps.

    The Debt Reform Act requires the limitations on the issuance of State-supported debt and debt service costs to be calculated by October 31 of each year and reported in the quarterly Financial Plan Update most proximate to October 31st of each year. If the calculations for new State-supported debt outstanding and debt service costs are less than the State-supported debt outstanding and debt service costs permitted under the Debt Reform Act, new State-supported debt may continue to be issued. However, if either the debt outstanding or the debt service cap is met or exceeded, the State would be precluded from contracting new State-supported debt until the next annual cap calculation is made and State-supported debt is found to be within the appropriate limitations. The DOB expects that the prohibition on issuing new State-supported debt if the caps are met or exceeded will provide an incentive to treat the debt caps as absolute limits that should not be reached, and therefore DOB intends to manage subsequent capital plans and issuance schedules under these limits.

New York Local Government Assistance Corporation

    In 1990, as part of a New York State (the "State") fiscal reform program, legislation was enacted creating the New York Local Government Assistance Corporation (the "LGAC"), a public benefit corporation empowered to issue long-term obligations to fund certain payments to local governments traditionally funded through the State's annual seasonal borrowing. The legislation authorized LGAC to issue its bonds and notes in an amount not in excess of $4.7 billion (exclusive of certain refunding bonds) plus certain other amounts. Over a period of years, the issuance of these long-term obligations, which are to be amortized over no more than 30 years, was expected to eliminate the need for continued short-term seasonal borrowing. The legislation also dedicated revenues equal to one-quarter of the four cent State sales and use tax to pay debt service on these bonds. The legislation imposed a cap on the annual seasonal borrowing of the State at $4.7 billion, less net proceeds of bonds issued by LGAC and bonds issued to provide for capitalized interest, except in cases where the Governor and the legislative leaders have certified the need for additional borrowing and provided a schedule for reducing it to the cap. If borrowing above the cap is thus permitted in any fiscal year, it is required by law to be reduced to the cap by the fourth fiscal year after the limit was first exceeded. This provision capping the seasonal borrowing was included as a covenant with LGAC's bondholders in the resolution authorizing such bonds.

    As of June 1995, LGAC had issued bonds and notes to provide net proceeds of $4.7 billion completing the program. The impact of LGAC's borrowing is that the State is able to meet its cash flow needs throughout the fiscal year without relying on short-term seasonal borrowings.

Recent Developments

    The national economy has experienced a robust rate of growth during the past six months as the longest U.S. expansion on record continues. Growth in real Gross Domestic Product (GDP) for 2000 is expected to be 4.2 percent falling to 3.0 percent in 2001. Growth is expected to moderate over the course of the year and into 2001. Growth in real GDP will exceed 4 percent in 2000 largely because of the extremely strong growth in the fourth quarter of 1999, which raises the base upon which 2000 GDP growth is calculated.

    Various factors are expected to lead to slower growth in the quarters ahead: higher interest rates, as the Federal Reserve Board tightens monetary policy to restrain inflation; softer stock prices, which may gradually restrain consumer spending; weaker consumer confidence, which is expected to fall from exceptionally high levels; and slower investment spending in the residential sector as the cost of borrowing rises.

    Inflation, as measured by the Consumer Price Index, is projected to be 2.7 percent. Inflation is expected to moderate to 2.5 percent in 2001 if, as expected, the Federal Reserve remains vigilant in controlling any acceleration in consumer prices. Employment growth, which is expected to grow at the rate of 2.0 percent in 2000, will slow to 1.6 percent in 2001. Personal income and wages are estimated to increase by 5.9 percent and 6.5 percent respectively in 2000.

    The economic forecast of the DOB contains some uncertainties. Stronger-than-expected gains in employment and wages or in stock market prices could lead to stronger growth in consumer spending. The inflation rate may differ significantly from expectations due to the conflicting impacts of a tight labor market and improved productivity growth as well as the future direction of commodity prices such as petroleum products. Stronger-than-expected inflation could lead the Federal Reserve to increase interest rates more aggressively, which could lead to slower economic growth than currently anticipated.

    The forecast of the State's economy shows continued expansion throughout 2000. Most major sectors recorded significant employment gains for the first quarter of 2000, with the services sector accounting for most of the increase. Much of this increase occurred in business services. The employment growth rate in 2000 is expected to be 2.1 percent, which, although lower than 1999's 2.6 percent, represents another strong year relative to recent historical performance. The unemployment rate is expected to be 4.9 percent in 2000, down from 5.1 percent in 1999.

    Personal income is expected to rise 6.1 percent in 2000, with a 7.5 percent increase in wages. Two major factors are working to produce this impressive growth in wages. One is the overall tightness in the labor market, and the other is strong growth in financial sector bonus payments.

    Given the importance of the securities industry in the New York State economy, a significant change in stock market performance during the forecast horizon could result in financial sector profits and bonuses that are significantly different from those embodied in the forecast. Any actions by the Federal Reserve Board to moderate inflation by increasing interest rates more than anticipated may have an adverse impact in New York given the sensitivity of financial markets to interest rate shifts and the prominence of these markets in the New York economy. In addition, there is a possibility that greater-than-anticipated mergers, downsizing, and relocation of firms caused by deregulation and global competition may have a significant adverse effect on employment growth.

1999-2000 Fiscal Year

    The State ended its 1999-2000 fiscal year in balance on a cash basis, with a General Fund cash-basis surplus of $1.51 billion as reported by DOB. As in recent years, strong growth in receipts above forecasted amounts produced most of the year-end surplus. Spending was also modestly below projections, further adding to the surplus.

    The State reported a closing balance of $1.17 billion in the General Fund, an increase of $275 million over the closing balance from the prior year. The balance was held in four accounts within the General Fund: the Tax Stabilization Reserve Fund (TSRF), the Contingency Reserve Fund (CRF), the Debt Reduction Reserve Fund (DRRF) and the Community Projects Fund (CPF) which is used to finance legislative initiatives. The balance is comprised of $547 million in the TSRF after a deposit of $74 million in 1999-2000; $107 million in the CRF; $250 million in the DRRF; and $263 million in the CPF.

    The closing fund balance excludes $3.97 billion that the State deposited into the tax refund reserve account at the close of 1999-2000 to pay for tax refunds in 2000-01 of which $521 million was made available as a result of the Local Government Assistance Corporation (LGAC) financing program and was required to be on deposit as of March 31, 2000. The tax refund reserve account transaction has the effect of decreasing reported personal income tax receipts in 1999-2000, while increasing reported receipts in 2000-01.

    General Fund receipts and transfers from other funds (net of tax refund reserve account activity) for the 1999-2000 fiscal year totaled $37.40 billion, an increase of 1.6 percent over 1998-99. General Fund disbursements and transfers to other funds totaled $37.17 billion, an increase of 1.6 percent from the prior fiscal year.

1998-1999 Fiscal Year

    The State ended its 1998-99 fiscal year on March 31, 1999 in balance on a cash basis, with a General Fund cash surplus as reported by the DOB of $1.82 billion. The cash surplus was derived primarily from higher-than-projected tax collections as a result of continued economic growth, particularly in the financial markets and the securities industries.

    The State reported a General Fund closing cash balance of $892 million, an increase of $254 million from the prior fiscal year. The balance is held in three accounts within the General Fund: the Tax Stabilization Reserve Fund
(TSRF), The Contingency Reserve Fund (CRF) and the Community Projects Fund (CPF). The TSRF closing balance was $107 million, following a deposit of $39 million in 1998-99. The CPF, which finances legislative initiatives, closed the fiscal year with a balance of $312 million.

    The closing fund balance excludes $2.31 billion that the State deposited into the tax refund reserve account at the close of 1998-99 to pay for tax refunds in 1999-2000 of which $521 million was made available as a result of the Local Government Assistance Corporation (LGAC) financing program and was required to be on deposit as of March 31, 1999. The tax refund reserve account transaction has the effect of decreasing reported personal income tax receipts in 1998-99, while increasing reported receipts in 1999-2000.

    General Fund receipts and transfers from other funds for the 1998-99 fiscal year totaled $36.74 billion, an increase of 6.34 percent from 1997-98 levels. General Fund disbursements and transfers to other funds totaled $36.49 billion for the 1998-99 fiscal year, an increase of 6.23 percent from 1997-98 levels.

1997-98 Fiscal Year

    The State ended its 1997-98 fiscal year in balance on a cash basis, with a General Fund cash surplus as reported by DOB of approximately $2.04 billion. The cash surplus was derived primarily from higher-than-anticipated receipts and lower spending on welfare, Medicaid, and other entitlement programs.

    The General Fund had a closing balance of $638 million, an increase of $205 million from the prior fiscal year. The balance is held in three accounts within the General Fund: the Tax Stabilization Reserve Fund ("TSRF"), the Contingency Reserve Fund ("CRF") and the Community Projects Fund ("CPF"). The TSRF closing balance was $400 million, following a required deposit of $15 million (repaying a transfer made in 1991-92) and an extraordinary deposit of $68 million made from the 1997-98 surplus. The CRF closing balance was $68 million, following a $27 million deposit from the surplus. The CPF, which finances legislative initiatives, closed the fiscal year with a balance of $170 million, an increase of $95 million. The General Fund closing balance did not include $2.39 billion in the tax refund reserve account, of which $521 million was made available as a result of the LGAC financing program and was required to be on deposit on March 31, 1998.

    General Fund receipts and transfers from other funds for the 1997-98 fiscal year (including net tax refund reserve account activity) totaled $34.55 billion, an annual increase of $1.51 billion, or 4.57 percent over 1996-97. General Fund disbursements and transfers to other funds were $34.35 billion, an annual increase of $1.45 or 4.41 percent.

State Financial Practices: GAAP Basis

    Historically, the State has accounted for, reported and budgeted its operations on a cash basis. The State currently formulates a financial plan which includes all funds required by generally accepted accounting principles ("GAAP"). The State, as required by law, continues to prepare its financial plan and financial reports on the cash basis of accounting as well.

    1999-2000 Fiscal Year

    The State reported a General Fund operating surplus of $2.229 billion for the 1999-2000 fiscal year, as compared to an operating surplus of $1.078 billion for the 1998-99 fiscal year. As a result, the State reported an accumulated fund balance of $3.925 billion in the General Fund. Without the benefit of $4.7 billion of LGAC net bond proceeds between 1991 and 1995, and the decision to use $300 million of Dormitory Authority bond proceeds in 1996, these would have been a General Fund accumulated deficit of $401 million.

    Revenues increased $4.801 billion (6.6 percent) over the prior fiscal year with increases in personal income, consumption and use and other taxes, and miscellaneous revenues. Personal income taxes grew $2.588 billion, an increase of 12.3 percent. The increase in personal income taxes was caused by strong employment and wage growth and the continued strong performance by the financial markets during 1999. Consumption and use taxes increased $546 million, or 5.4 percent, due to increased consumer confidence. Other taxes increased $23 million, or 1.6 percent. Miscellaneous revenues increased $742 million, a
14.1 percent increase, primarily because of the receipt and recognition of over $500 million in tobacco settlement revenues. Business taxes decreased nearly $254 million, or
4.0 percent.

    Expenditures increased $3.391 billion (4.9 percent) from the prior fiscal year, with the largest increases occurring in State aid for education, and health and environment. Education expenditures grew $1.399 billion (8.7 percent) due mainly to additional support of public schools and increases in the STAR program. Health and environment expenditures grew $404 million (25.1 percent). Net other financing sources decreased $634 million (12.32 percent).

    An operating surplus of $665 million was reported for the Special Revenue Funds for the 1999-2000 fiscal year which increased the accumulated fund balance to $2.143 billion. Revenues increased $4.463 billion over the prior fiscal year (15.3 percent). Expenditures increased $2.906 billion (11.2 percent). Net other financing uses increased
$775 million (23.9 percent).

    Debt Service Funds ended the 1999-2000 fiscal year with an operating surplus of $38.1 million and, as a result, the accumulated fund balance increased to $2.055 billion.
Revenues increased $200.4 million (7.0 percent).  Debt
Service expenditures increased $434 million (15.1 percent).
Net other financing sources increased $63 million (17.4 percent).

    An operating surplus of $98.4 million was reported in the Capital Projects Funds for the State's 1999-2000 fiscal year and, as a result, the accumulated deficit fund balance decreased to $129.2 million. Revenues increased $92.6 million (3.7 percent). Expenditures increased $84 million (2.3 percent). Net other financing sources decreased by $63 million (4.6 percent).

    1998-99 Fiscal Year

    The State reported a General Fund operating surplus of $1.078 billion for the 1998-99 fiscal year, as compared to an operating surplus of $1.562 billion for the 1997-98 fiscal year. As a result, the State reported an accumulated fund balance of $1.645 billion in the General Fund. The 1998-99 fiscal year operating surplus resulted, in part, from an increase in taxes receivable of $516 million, a decrease in payables to local government of $262 million, a decrease in accrued liabilities of $129 million and a decrease in deferred revenues of $69 million. These gains were partially offset by a decrease in other assets of $117 million and an increase in tax refunds payable of $102 million.

    Revenues increased $1.969 billion (5.7 percent) over the prior fiscal year with increases in personal income, consumption and use and other taxes, and miscellaneous revenues. Business tax revenues fell from the prior fiscal year. Personnel income taxes grew $1.733 billion, an increase of nearly 9.3 percent. The increase in personal income taxes was caused by strong employment and wage growth and the continued strong performance by the financial markets during 1998. Consumption and use taxes increased $269 million, or 3.8 percent, due to increased consumer confidence. Other taxes increased $73 million, or 6.9 percent. Miscellaneous revenues increased $145 million, a
5.6 percent increase, primarily because of an increase in reimbursement from regulated industries (e.g., banking and insurance) to fund the State's administrative costs. Business taxes decreased nearly $252 million, or 4.9 percent, because of prior year refunds and carry forwards which were applied against the current year (1998 liabilities).

    Expenditures increased $1.826 billion (5.5 percent) from the prior fiscal year, with the largest increases occurring in State aid for education and general purpose aid spending. Education expenditures grew $1.014 billion (9.1 percent) due mainly to an increase in spending for support for public schools, handicapped pupil education and municipal and community colleges. General purpose aid increased nearly $329 million (56.5 percent) due to statutory changes in the payment schedule. Personal service and fringe benefit costs increased due to increases in wages and continuing fringe benefits required by collective bargaining agreements.

    Net other financing sources decreased $626 million (159.3 percent) primarily because appropriated transfers from the Special Revenue Funds declined by over $230 million with increases of $265 million in appropriated transfers to Special Revenue, Debt Service and College and University Funds. In addition, transfers to public benefit corporations increased over $170 million primarily because of a change in reporting for Roswell Park Cancer Institute.

    An operating deficit of $117 million was reported for the Special Revenue Funds for the 1998-99 fiscal year which decreased the accumulated fund balance to $464 million. Revenues increased $1.108 billion over the prior fiscal year (4.0 percent) as a result of increases in tax and federal grants revenues. Expenditures increased $1.308 billion (5.3 percent) as a result of increased costs for local assistance grants. Net other financing uses increased $34 million (.10 percent).

    Debt Service Funds ended the 1998-99 fiscal year with an operating surplus of $209 million and, as a result, the accumulated fund balance increased to $2.07 billion. Revenues increased $160 million (6.3 percent) primarily because of increases in dedicated taxes. Debt service expenditures increased $162 million (6.0 percent). Net other financing sources increased $253 million (227.4 percent) due primarily to increases in transfers from the General Fund, patient revenue transfers and the establishment of the Debt Reduction Reserve Fund.

    An operating surplus of $154 million was reported in the Capital Projects Funds for the State's 1998-99 fiscal year and, as a result, the accumulated deficit fund balance decreased to $228 million. Revenues increased $242 million (10.6 percent) primarily because tax revenues increased $101 million and federal grant revenues increased $94 million for transportation projects. Expenditures increased $355 million (10.5 percent) primarily because of increased capital construction spending for transportation and correctional services projects. Net other financing sources increased by $35 million.


    1997-98 Fiscal Year

    The State completed its 1997-98 fiscal year with a combined Governmental Funds operating surplus of $1.80 billion, which included an operating surplus in the

General Fund of $1.56 billion, in Capital Projects Funds of
$232 million and in Special Revenue Funds of $49 million, offset in part by an operating deficit of $43 million in Debt Service Funds.

    The State reported a General Fund operating surplus of $1.56 billion for the 1997-98 fiscal year, as compared to an operating surplus of $1.93 billion for the 1996-97 fiscal year. As a result, the State reported an accumulated surplus of $567 million in the General Fund for the first time since it began reporting its operations on a GAAP-basis. The 1997-98 fiscal year operating surplus reflects several major factors, including the cash-basis operating surplus resulting from the higher-than-anticipated personal income tax receipts, an increase in taxes receivable of $681 million, an increase in other assets of $195 million and a decrease in pension liabilities of $144 million. This was partially offset by an increase in payables to local governments of $270 million and tax refunds payable of $147 million.

    Revenues increased $617 million (1.8 percent) over the prior fiscal year, with increases in personal income, consumption and use, and business taxes, and decreases reported for other taxes, federal grants and miscellaneous revenues. Personal income taxes grew $746 million, an increase of nearly 4.2 percent. The increase in personal income taxes resulted from strong employment and wage growth and the strong performance by the financial markets during 1997. Consumption and use taxes increased $334 million or
5.0 percent as a result of increased consumer confidence. Business taxes grew $28 million, an increase of 0.5 percent. Other taxes fell primarily because revenues for estate and gift taxes decreased. Miscellaneous revenues decreased
$380 million, or 12.7 percent, due to a decline in receipts from the Medical Malpractice Insurance Association and medical provider assessments.

    Expenditures increased $137 million (0.4 percent) from the prior fiscal year, with the largest increases occurring in State aid for education and social services spending. Education expenditures grew $391 million (3.6 percent) due mainly to an increase in spending for support for public schools. This growth was offset, in part, by a reduction in spending for municipal and community colleges. Social services expenditures increased $233 million (2.6 percent) due mainly to program growth. Increases in other State aid spending were offset by a decline in general purpose aid of

$235 million (27.8 percent) due to statutory changes in the payment schedule. Increases in personal and non-personal service costs were offset by a decrease in pension contribution of $660 million, a result of the refinancing of the State's pension amortization that occurred in 1997.

    Net other financing sources decreased $841 million (68.2 percent) due to the nonrecurring use of bond proceeds
($769 million) provided by the Dormitory Authority of the State of New York to pay the outstanding pension amortization liability incurred in 1997.

    An operating surplus of $49 million was reported for the Special Revenue Funds for the 1997-98 fiscal year, which increased the accumulated fund balance to $581 million. Revenues rose by $884 million over the prior fiscal year (3.3 percent) as a result of increases in tax and federal grant revenues. Expenditures increased $795 million (3.3 percent) as a result of increased costs for local assistance grants. Net other financing uses decreased $105 million (3.3 percent).

    Debt Service Funds ended the 1997-98 fiscal year with an operating deficit of $43 million and, as a result, the accumulated fund balance declined to $1.86 billion.
Revenues increased $246 million (10.6 percent) as a result of increases in dedicated taxes. Debt service expenditures increased $341 million (14.4 percent). Net other financing sources increased $89 million (401.3 percent) due primarily to savings achieved through advance refundings of outstanding bonds.

    An operating surplus of $232 million was reported in the Capital Projects Funds for the State's 1997-98 fiscal year and, as a result, the accumulated deficit in this fund type decreased to $381 million. Revenues increased $180 million (8.6 percent) primarily as a result of a $54 million increase in dedicated tax revenues and an increase of $101 million in federal grants for transportation and local waste water treatment projects. Expenditures increased
$146 million (4.5 percent) primarily as a result of increased capital construction spending for transportation and local waste water treatment projects. Net other financing sources increased by $100 million primarily as a result of a decrease in transfers to certain public benefit corporations engaged in housing programs.

Economic Overview

    New York is the third most populous state in the nation and has a relatively high level of personal wealth. The State's economy is diverse, with a comparatively large share of the nation's finance, insurance, transportation, communications and services employment, and a very small share of the nation's farming and mining activity. The State's location and its excellent air transport facilities and natural harbors have made it an important link in international commerce. Travel and tourism constitute an important part of the economy. Like the rest of the nation, the State has a declining proportion of its workforce engaged in manufacturing, and an increasing proportion engaged in service industries.

    The services sector, which includes entertainment, personal services, such as health care and auto repairs, and business-related services, such as information processing, law and accounting, is the State's leading economic sector. The service sector accounts for more than three of every ten nonagricultural jobs in New York and has a higher proportion of total jobs than does the rest of the nation.

    Manufacturing employment continues to decline in importance in New York, as in most other states, and New
York's economy is less reliant on this sector than is the nation. The principal manufacturing industries in recent years produced printing and publishing materials, instruments and related products, machinery, apparel and finished fabric products, electronic and other electric equipment, food and related products, chemicals and allied products, and fabricated metal products.

    Wholesale and retail trade is the second largest sector in terms of nonagricultural jobs in New York but is considerably smaller when measured by income share. Trade consists of wholesale businesses and retail businesses, such as department stores and eating and drinking establishments.

    New York City is the nation's leading center of banking and finance, and, as a result, this is a far more important sector in the State than in the nation as a whole. Although this sector accounts for under one-tenth of all nonagricultural jobs in the State, it contributes over one-sixth of all nonfarm labor and proprietors' income.

    Farming is an important part of the economy of large regions of the State, although it constitutes a very minor part of total State output. Principal agricultural products of the State include milk and dairy products, greenhouse and nursery products, apples and other fruits, and fresh vegetables. New York ranks among the nation's leaders in the production of these commodities.

    Federal, State and local government together are the third largest sector in terms of nonagricultural jobs, with the bulk of the employment accounted for by local governments. Public education is the source of nearly one-half of total state and local government employment.

    The State is likely to be less affected than the nation as a whole during an economic recession that is concentrated in manufacturing and construction, but likely to be more affected during a recession that is concentrated more in the services sector.

    In the calendar years 1987 through 1998, the State's rate of economic growth was somewhat slower than that of the nation. In particular, during the 1990-91 recession and post-recession period, the economy of the State, and that of the rest of the Northeast, was more heavily damaged than that of the nation as a whole and has been slower to recover. The total employment growth rate in the State has been below the national average since 1987. The unemployment rate in the State dipped below the national rate in the second half of 1981 and remained lower until 1991; since then, it has been higher. According to data published by the U.S. Bureau of Economic Analysis, total personal income in the State has risen more slowly than the national average since 1988 than personal income for the nation as a whole, although preliminary data suggests that, in 1998, the State personal income rose more rapidly.

    State per capita personal income has historically been significantly higher than the national average, although the ratio has varied substantially. Because New York City (the "City") is a regional employment center for a multi-state region, State personal income measured on a residence basis understates the relative importance of the State to the national economy and the size of the base to which State taxation applies.

State Authorities

    The fiscal stability of the State is related, in part, to the fiscal stability of its public benefit corporations (the "Authorities"). Authorities, which have responsibility for financing, constructing and operating revenue providing public facilities, are not subject to the constitutional restrictions on the incurrence of debt which apply to the State itself and may issue bonds and notes within the amounts, and as otherwise restricted by, their legislative authorizations. The State's access to the public credit markets could be impaired, and the market price of its outstanding debt may be materially adversely affected, if any of its Authorities were to default on their respective obligations, particularly those using State-supported or State-related financing techniques. As of December 31, 1999, there were 17 Authorities that had outstanding debt of $100 million or more, and the aggregate outstanding debt, including refunding bonds, of all State Authorities was $95 billion, only a portion of which constitutes State-supported or State-related debt.

    Moral obligation financing generally involves the issuance of debt by an Authority to finance a revenue-producing project or other activity. The debt is secured by project revenues and includes statutory provisions requiring the State, subject to appropriation by the Legislature, to make up any deficiencies which may occur in the issuer's debt service reserve fund. There has never been a default on any moral obligation debt of any public authority. The State does not intend to increase statutory authorizations for moral obligation bond programs. From 1976 through 1987, the State was called upon to appropriate and make payments totaling $162.8 million to make up deficiencies in the debt service reserve funds of the Housing Finance Agency pursuant to moral obligation provisions. In the same period, the State also expended additional funds to assist the Project Finance Agency, the New York State Urban Development Corporation and other public authorities which had moral obligation debt outstanding. The State has not been called upon to make any payments pursuant to any moral obligations since the 1986-87 fiscal year and no such requirements are anticipated during the 2000-2001 fiscal year.

    In addition to the moral obligation financing arrangements described above, State law provides for the creation of State municipal assistance corporations, which are public authorities established to aid financially troubled localities. The Municipal Assistance Corporation For The City of New York ("NYC MAC") was created in 1975 to provide financing assistance to the City. To enable NYC MAC to pay debt service on its obligations, NYC MAC receives, subject to annual appropriation by the Legislature, receipts from the 4 percent New York State sales tax for the benefit of the City, the State-imposed stock transfer tax and, subject to certain prior liens, certain local assistance payments otherwise payable to the City. The legislation creating NYC MAC also includes a moral obligation provision. Under its enabling legislation, NYC MAC's authority to issue moral obligation bonds and notes (other than refunding bonds and notes) expired on December 31, 1984. In 1995, the State created the Municipal Assistance Corporation for the City of Troy ("Troy MAC"). The bonds issued by Troy MAC do not include the moral obligation provisions.

    The State also provides for contingent contractual-obligation financing for the Secured Hospital Program pursuant to legislation enacted in 1985. Under this financing method, the State entered into service contracts which obligate the State to pay debt service, subject to annual appropriations, on bonds issued by the New York State Medical Care Facilities Finance Agency and now included as debt of the Dormitory Authority of the State of New York in the event there are shortfalls of revenues from other sources. The State has never been required to make any payments pursuant to this financing arrangement, nor does it anticipate being required to do so during the 2000-2001 fiscal year. The legislative authorization to issue bonds under this program expired on March 1, 1998.

    Authorities' operating expenses and debt service costs are generally paid by revenues generated by the projects financed or operated, such as tolls charged for the use of highways, bridges or tunnels, charges for public power, electric and gas utility services, rentals charged for housing units, and charges for occupancy at medical care facilities. In addition, State legislation authorizes several financing techniques for Authorities. Also, there are statutory arrangements providing for State local assistance payments, otherwise payable to localities, to be made under certain circumstances to Authorities. Although the State has no obligation to provide additional assistance to localities whose local assistance payments have been paid to Authorities under these arrangements, if local assistance payments are so diverted, the affected localities could seek additional State assistance. Some Authorities also receive moneys from State appropriations to pay for the operating costs of certain of their programs.

    The Metropolitan Transportation Authority (the "MTA") oversees the City's subway and bus lines by its affiliates, the New York City Transit Authority and the Manhattan and Bronx Surface Transit Operating Authority (collectively, the "TA"). The MTA operates certain commuter rail and bus lines in the New York metropolitan area through the MTA's subsidiaries, the Long Island Rail Road Company, the Metro-North Commuter Railroad Company and the Metropolitan Suburban Bus Authority. In addition, the Staten Island Rapid Transit Operating Authority, an MTA subsidiary, operates a rapid transit line on Staten Island. Through its affiliated-agency, the Triborough Bridge and Tunnel Authority (the "TBTA"), the MTA operates certain intrastate toll bridges and tunnels. Because fare revenues are not sufficient to finance the mass transit portion of these operations, the MTA has depended and will continue to depend on operating support from the State, local government and TBTA, including loans, grants and subsidies. If current revenue projections are not realized and/or operating expenses exceed current projections, the TA or commuter railroads may be required to seek additional state assistance, raise fares or take other actions.

    Since 1980, the State has enacted several taxes--including a surcharge on the profits of banks, insurance corporations and general business corporations doing business in the 12-county Metropolitan Transportation Region served by the MTA and a special one-quarter of 1 percent regional sales and use tax--that provide revenues for mass transit purposes, including assistance to the MTA. In addition, since 1987, state law has required that the proceeds of a one-quarter of 1 percent mortgage recording tax paid on certain mortgages in the Metropolitan Transportation Region be deposited in a special MTA fund for operating or capital expenses. Further, in 1993, the State dedicated a portion of the State petroleum business tax receipts to fund operating or capital assistance to the MTA. For the 2000-2001 enacted budget State assistance to the MTA is estimated at approximately $1.35 billion, and initiates a five-year State transportation plan that includes nearly $2.2 billion in dedicated revenue support for the MTA's 2000-2004 Capital Program. This includes an additional $800 million of newly dedicated State petroleum tax revenues, motor vehicle fees, and motor fuel taxes not previously dedicated to the MTA.

    State legislation accompanying the 2000-01 enacted State budget increased the aggregate bond cap for the MTA, TBTA and TA to $16.5 billion in order to finance a portion of the $17.1 billion MTA capital plan for the 2000 through 2004 calendar years (the "2000-04 Capital Program"). On May 4, 2000, the Capital Program Review Board approved the MTA's $17.1 billion capital program for transit purposes for 2000 through 2004. The 2000-04 Capital Program is the fifth capital plan since the Legislature authorized procedures for the adoption, approval and amendment of MTA capital programs and is designed to upgrade the performance of the MTA's transportation systems by investing new rolling stock, maintaining replacement schedules for existing assets, bringing the MTA system into a state of good repair, and making major investments in system expansion projects such as Second Avenue Subway project and the East Side Access project.

    The currently approved 2000-04 Capital Program assumes the issuance of an estimated $8.9 billion in new money bonds. The remainder of the plan is projected to be financed with assistance from the Federal Government, the State, the City of New York, and from various other revenues generated from actions taken by the MTA. In addition, $1.6 billion in State support is projected to be financed using proceeds from State general obligation bonds under the proposed $3.8 billion Transportation Infrastructure Bond Act of 2000, if approved by the voters in the November 2000 general election. Further, the enacted State budget authorized the MTA to undertake a major debt restructuring initiative which will enable the MTA to refund approximately $13.7 billion in bonds, consolidate its credit sources, and obviate the need for debt service reserves. The authorization for debt restructuring includes outstanding bonds secured by service contracts with the State.

    There can be no assurance that all necessary governmental actions for future capital programs will be taken, that funding sources currently identified will not be decreased or eliminated, that the Transportation Infrastructure Bond Act will be approved by voters or that the 2000-04 Capital Program (or parts thereof) will not be delayed or reduced. Should the Transportation Infrastructure Bond Act be defeated, the State could come under pressure to provide additional funding to the MTA. Should funding levels fall below current projections, the MTA would have to revise its 2000-04 Capital Program accordingly. If the 2000-04 Capital Program is delayed or reduced, ridership and fare revenues may decline, which could impair the MTA's ability to meet its operating expenses without additional State assistance.

Certificates of Participation

    The State also participates in the issuance of certificates of participation ("COPs") in a pool of leases entered into by the State's Office of General Services on behalf of several State departments and agencies interested in acquiring operational equipment, or in certain cases, real property. Legislation enacted in 1986 established restrictions upon and centralized State control, through the Comptroller and the Director of the Budget, over the issuance of COPs representing the State's contractual obligation, subject to annual appropriation by the Legislature and availability of money, to make installment or lease-purchase payments for the State's acquisition of such equipment or real property.

New York City

    The fiscal health of the State may also be affected by the fiscal health of the City, which continues to require significant financial assistance from the State. State aid contributes to the City's ability to balance its budget and meet its cash requirements. The State may also be affected by the ability of the City and certain entities issuing debt for the City to market their securities successfully in the public credit markets. The City has achieved balanced operating results from each of its fiscal years since 1981 as reported in accordance with the then-applicable GAAP standards.

    In response to the City's fiscal crisis in 1975, the State took action to assist the City in returning to fiscal stability. Among those actions, the State established the NYC MAC to provide financing assistance to the City; the New York State Financial Control Board (the "Control Board") to oversee the City's financial affairs; the Office of the State Deputy Comptroller for the City of New York ("OSDC") to assist the Control Board in exercising its powers and responsibilities. A "Control Period" existed from 1975 to 1986, during which the City was subject to certain statutorily-prescribed fiscal controls. The Control Board terminated the Control Period in 1986 when certain statutory conditions were met. State law requires the Control Board to reimpose a Control Period upon the occurrence, or "substantial likelihood and imminence" of the occurrence, of certain events, including, but not limited to, a City operating budget deficit of more than $100 million or impaired access to the public credit markets.

    Currently, the City and its Covered Organizations (i.e., those which receive or may receive moneys from the City directly, indirectly or contingently) operate under a four-year financial plan (the "Financial Plan") which the City prepares annually and periodically updates. The City's Financial Plan summarizes its capital, revenue and expense projections and outlines proposed gap-closing programs for years with projected budget gaps. The City's projections set forth in the Financial Plan are based on various assumptions and contingencies, some of which are uncertain and may not materialize. Unforeseen developments and changes in major assumptions could significantly affect the City's ability to balance its budget as required by State law and to meet its annual cash flow and financing requirements.

    To successfully implement its Financial Plan, the City and certain entities issuing debt for the benefit of the City must market their securities successfully. The City issues securities to finance, refinance and rehabilitate infrastructure and other capital needs, as well as for seasonal financing needs. In 1997, the State created the New York City Transitional Finance Authority ("TFA") to finance a portion of the City's capital program because the City was approaching its State Constitutional general debt limit. Without the additional financial capacity of the TFA, projected contracts for City capital projects would have exceeded the City's debt limit during City fiscal year 1997-98. In addition, in 1999, the City created TSASC, Inc., a not-for-profit corporation empowered to issue tax-exempt debt backed by tobacco settlement revenues. Despite these actions, the City, in order to continue its capital program, will need additional financing capacity beginning in City fiscal year 2000-01, which could be provided through increasing the borrowing authority of the TFA or amending the State constitutional debt limit for City fiscal year 2001-02 and thereafter.

OSDC and Control Board Reports

    The staffs of the Control Board, OSDC and the City Comptroller issue periodic reports on the City's Financial Plans. The reports analyze the City's forecasts of revenues and expenditures, cash flow, and debt service requirements, as well as evaluate compliance by the City and its Covered Organizations with the Financial Plan. According to recent staff reports, while economic growth in New York City has been slower than in other regions of the country, a surge in Wall Street profitability resulted in increased tax revenues and generated a substantial surplus for the City in the City
fiscal years 1996-97, 1997-98 and 1998-99.   Recent staff
reports also indicate that the City projects surplus for City fiscal year 1999-2000. Although several sectors of the City's economy have expanded recently, especially tourism and business and professional services, City tax revenues remain heavily dependent on the continued profitability of the securities industries and the course of the national economy. In addition, the size of recent tax reductions has increased to over $2 billion in City fiscal year 1999-2000 through the expiration of a personal income tax surcharge, the repeal of the non-resident earnings tax and the elimination of the sales tax on clothing items costing less than $110. The Mayor has proposed additional tax reductions that would raise the total worth of recent tax cuts to $3.5 billion by City fiscal year 2003-2004. Staff reports have indicated that recent City budgets have been balanced in part through the use of non-recurring resources and that the City's Financial Plan tends to rely in part on actions outside its direct control. These reports have also indicated that the City has not yet brought its long-term expenditure growth in line with recurring revenue growth and that the City is likely to continue to face substantial gaps between forecast revenues and expenditures in future years that must be closed with reduced expenditures and/or increased revenues.

Financing Requirements

    The City requires significant amounts of financing for seasonal and capital purposes. Since 1981, the City has fully satisfied its seasonal financing needs in the public credit markets, repaying all short-term obligations within their fiscal year of issuance. The Financial Plan currently provides for $750 million of seasonal financing in fiscal year 2001. The City issued $750 million of short-term obligations in fiscal year 2000 to finance the City's projected cash flow needs for the 2000 fiscal year. The City issued $500 million of short-term obligations in fiscal year 1999. The delay in the adoption of the State's budget in certain past fiscal years has required the City to issue short-term notes in amounts exceeding those expected early in such fiscal years.

    The City makes substantial capital expenditures to reconstruct and rehabilitate the City's infrastructure and physical assets, including City mass transit facilities, sewers, streets, bridges and tunnels, and to make capital investments that will improve productivity in City operations. City funded commitments are projected to reach
$4.2 billion in 2000 and City funded expenditures are forecast at $4.3 billion in the 2000 fiscal year.

    In connection with the Financial Plan, the City has outlined a gap-closing program for the fiscal years 2002 through 2004 to eliminate the $2.6 billion, $2.7 billion and $2.7 billion projected budget gaps for each such fiscal year. This program, which is not specified in detail, assumes for the 2002 through 2004 fiscal years, respectively, additional agency programs to reduce expenditures or increase revenues by $1.5 billion, $1.6 billion and $1.6 billion; additional State actions of $550 million; additional Federal actions of $450 million; and the availability of $100 million of the General Reserve.

    The City's projected budget gaps for the 2003 and 2004 fiscal years do not reflect the savings expected to result from the prior years' programs to close the gaps set forth in the Financial Plan. Thus, for example, recurring savings anticipated from the actions which the City proposes to take to balance the fiscal year 2002 budget are not taken into account in projecting the budget gaps for the 2003 and 2004 fiscal years.

    Although the City has maintained balanced budgets in each of its last 19 fiscal years and is projected to achieve balanced operating results for the 2000 and 2001 fiscal years, there can be no assurance that the gap-closing actions proposed in the Financial Plan can be successfully implemented or that the City will maintain a balanced budget in future years without additional State aid, revenue increases or expenditure reductions. Additional tax increases and reductions in essential City services could adversely affect the City's economic base.

Other Localities

    Certain localities outside the City have experienced financial problems and have requested and received additional State assistance during the last several State fiscal years. The potential impact on the State of any future requests by localities for additional oversight or financial assistance is not included in the projections of the State's receipts and disbursements for the State's 2000-2001 fiscal year.

    The State has provided extraordinary financial assistance to select municipalities, primarily cities, since the 1996-97 fiscal year. Funding has essentially been continued or increased in each subsequent fiscal year. Such funding in 2000-2001 totals $200.4 million. In 2000-2001, the State increased General Purpose State Aid for local government by $11 million to $562 million, and has continued funding at this new level since that date.

    While the distribution of General Purpose State Aid for local governments was originally based on a statutory formula, in recent years both the total amount appropriated and the shares appropriated to specific localities have been determined by the Legislature. A State commission established to study the distribution and amounts of general purpose local government aid failed to agree on any recommendations for a new formula.

Certain Municipal Indebtedness

    Counties, cities, towns, villages and school districts have engaged in substantial short-term and long-term borrowings. In 1998, the total indebtedness of all localities in the State, other than New York City, was approximately $20.3 billion. A small portion (approximately $80 million) of that indebtedness represented borrowing to finance budgetary deficits and was issued pursuant to enabling State legislation. State law requires the Comptroller to review and make recommendations concerning the budgets of those local government units (other than New York City) authorized by State law to issue debt to finance deficits during the period that such deficit financing is outstanding. Twenty-three localities had outstanding indebtedness for deficit financing at the close of their fiscal year ending in 1998.

    Like the State, local governments must respond to changing political, economic and financial influences over which they have little or no control. Such changes may adversely affect the financial condition of certain local governments. For example, the federal government may reduce (or in some cases eliminate) federal funding of some local programs which, in turn, may require local governments to fund these expenditures from their own resources. It is also possible that the State, the City, Nassau County or any of their respective public authorities may suffer serious financial difficulties that could jeopardize local access to the public credit markets, which may adversely affect the marketability of notes and bonds issued by localities within the State. Localities may also face unanticipated problems resulting from certain pending litigation, judicial decisions and long-range economic trends. Other large scale potential problems, such as declining urban populations, increasing expenditures, and the loss of skilled manufacturing jobs, may also adversely affect localities and necessitate State assistance.

Litigation

    The State is a defendant in legal proceedings involving State finances, State programs and miscellaneous civil rights, tort, real property and contract claims where the monetary damages sought are substantial, generally in excess of $100 million. These proceedings could affect adversely the financial condition of the State in the 2000-2001 fiscal year or thereafter.

    Adverse developments in these proceedings or the initiation of new proceedings could affect the ability of the State to maintain a balanced 2000-2001 State Financial Plan. The State believes that the proposed 2000-2001 State Financial Plan includes sufficient reserves for the payment of judgments that may be required during the 2000-2001 fiscal year. There can be no assurance, however, that an adverse decision in any of these proceedings would not exceed the amount of all potential 2000-2001 State Financial Plan resources available for the payment of judgments, and could therefore affect the ability of the State to maintain a balanced 2000-2001 State Financial Plan.

    Although other litigation is pending against the State, no current litigation involves the State's authority, as a matter of law, to contract indebtedness, issue its obligations, or pay such indebtedness when it matures, or affects the State's power or ability, as a matter of law, to impose or collect significant amounts of taxes and revenues.

____________________________________________________________

                  INVESTMENT RESTRICTIONS
____________________________________________________________

    Unless otherwise specified to the contrary, the following restrictions may not be changed without the affirmative vote of (1) 67% or more of the shares represented at a meeting at which more than 50% of the outstanding shares are present in person or by proxy or
(2) more than 50% of the outstanding shares, whichever is less. If a percentage restriction is adhered to at the time of an investment, a later increase or decrease in percentage resulting from a change in values of portfolio securities or in the amount of the Portfolio's assets will not constitute a violation of that restriction.

    The Portfolio:

         1. May not invest more than 25% of its total assets in the securities of issuers conducting their principal business activities in any one industry, provided that for purposes of this policy (a) there is no limitation with respect to investments in municipal securities (including industrial development bonds), securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, certificates of deposit, bankers' acceptances and interest-bearing savings deposits, and (b) consumer finance companies, industrial finance companies and gas, electric, water and telephone utility companies are each considered to be separate industries. For purposes of this restriction, the Portfolio will regard the entity which has the primary responsibility for the payment of interest and principal as the issuer;

         2. May not borrow money except from banks on a temporary basis or via entering into reverse repurchase agreements for extraordinary or emergency purposes in an aggregate amount not to exceed 15% of the Portfolio's total assets. Such borrowings may be used, for example, to facilitate the orderly maturation and sale of portfolio securities during periods of abnormally heavy redemption requests, if they should occur, such borrowings may not be used to purchase investments and the Portfolio will not purchase any investment while any such borrowings exist;

         3. May not issue senior securities except to the extent permitted by the 1940 Act;

         4. May not pledge, hypothecate, mortgage or otherwise encumber its assets except to secure borrowings, including reverse repurchase agreements, effected within the limitations set forth in restriction 2;

         5. May not make loans of money or securities except by the purchase of debt obligations in which the Portfolio may invest consistent with its investment objectives and policies and by investment in repurchase agreements;

         6. May not invest in real estate (other than securities secured by real estate or interests therein or securities issued by companies which invest in real estate or interests therein), commodities or commodity contracts; and

         7.   May not act as an underwriter of securities.

         NON-FUNDAMENTAL POLICIES

         The following policies are not fundamental and may be changed by the Board of Directors without shareholder approval. If a percentage restriction is adhered to at the time of an investment, a later increase or decrease in percentage resulting from a change in value of portfolio securities or in amount of the Portfolio's assets will not constitute a violation of that restriction.

         The Portfolio:

         1. May not invest more than 5% of its total assets in the securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities), except that with respect to 50% of the Portfolio's total assets the Portfolio may invest in the securities of as few as four issuers (provided that no more than 25% of the Portfolio's total assets are invested in the securities of any one issuer).1 For purposes of this limitation,
____________________

1. As a matter of operating policy, pursuant to Rule 2a-7, the Portfolio may, with respect to 75% of its assets, invest no more than 5% of its assets in the securities of any one issuer; the remaining 25% of the Portfolio's assets may be invested in securities of one or more issuers provided that they are "first tier securities" as defined in Rule 2a-7. The policy described herein would give the Portfolio the
                              (Footnote continued)
the issuer of the letter of credit or other guarantee backing a participation interest in a variable rate industrial development bond is deemed to be the issuer of such participation interest;

         2. May not purchase more than 10% of any class of the voting securities of any one issuer except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

         3. May not invest more than 25% of its total assets in municipal securities the interest upon which is paid from revenues of similar-type projects;

         4. May not enter into repurchase agreements not terminable within seven days if, as a result thereof, more than 10% of the Portfolio's net assets would be committed to such repurchase agreements;

         5.   May not purchase any securities on margin;

         6. May not make short sales of securities or maintain a short position or write, purchase or sell puts (except for standby commitments as described in the Prospectus and above), calls, straddles, spreads or combinations thereof; and

         7. May not invest more than 10% of its net assets in illiquid securities.

____________________________________________________________

                        MANAGEMENT
____________________________________________________________

Organization

    The Portfolio is a series of Alliance Institutional
Reserves, Inc., an open-end management investment company
registered under the 1940 Act and organized as a Maryland
corporation on March 21, 1990.  The Portfolio's activities
are supervised by the Board of Directors.  The Adviser
provides investment advice and, in general, conducts the
management and investment program of the Fund, subject to
the general supervision and control of the Board of
Directors.
____________________

(Footnote continued)
    investment latitude described therein only in the event Rule
    2a-7 is further amended in the future.

    Normally, shares of each series are entitled to one vote per share, and vote as a single series, on matters that affect each series in substantially the same manner. Maryland law does not require annual meetings of shareholders and it is anticipated that shareholder meetings will be held only when required by federal or Maryland law. Shareholders have available certain procedures for the removal of directors.

Directors and Officers

    The Directors and principal officers of the Fund and their primary occupations during the past five years are set forth below. Unless otherwise specified, the address of each such person is 1345 Avenue of the Americas, New York, New York 10105. Those Directors whose names are followed by a footnote are "interested persons" of the Fund as determined under the Act. Each Director and officer is affiliated as such with one or more of the other registered investment companies that are advised by the Adviser.

Directors

    JOHN D. CARIFA, 55, Chairman of the Board of Directors, is the President, Chief Operating Officer and a Director of Alliance Capital Management Corporation ("ACMC"), with which he has been associated since prior to 1996.2

    RUTH BLOCK, 70, was formerly Executive Vice President and Chief Insurance Officer of The Equitable; Chairman and
Chief Executive Officer of Evlico; a Director of Avon,
Tandem Financial Group and Donaldson, Lufkin & Jenrette
Securities Corporation. She is currently a Director of Ecolab Incorporated (specialty chemicals) and BP Amoco
Corporation (oil and gas).  Her address is P.O. Box 4623,
Stamford, Connecticut, 06903.

    DAVID H. DIEVLER, 71, is currently an independent consultant. Until December 1994 he was Senior Vice President of ACMC responsible for mutual fund administration. Prior to joining ACMC in 1984 he was Chief Financial Officer of Eberstadt Asset Management since 1968. Prior to that he was a Senior Manager of Price Waterhouse & Co. Member of American Institute of Certified Public Accountants since 1953. His address is P.O. Box 167, Spring Lake, New Jersey, 07762.
____________________

2.  An interested person as defined in the Act.

    JOHN H. DOBKIN, 58, is a consultant. During 1988-92, he was a Director and Chairman of the Audit Committee of ACMC. Previously, he was Director of the National Academy of Design. Formerly he was a Senior Adviser (June 1999 - June
2000) and President (December 1989 - May 1999) of Historic Hudson Valley (historic preservation). His address is P.O. Box 12, Annandale, New York 12504.

    WILLIAM H. FOULK, JR., 68, is an Investment Adviser and independent consultant. He was formerly Senior Manager of Barrett Associates, Inc., a registered investment adviser, with which he had been associated since prior to 1996. He was formerly Deputy Comptroller of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. His address is Room 100, 2 Greenwich Plaza, Greenwich, Connecticut 06830.

    CLIFFORD L. MICHEL, 61, is a member of the law firm of Cahill Gordon & Reindel with which he has been associated since prior to 1996. He is President, Chief Executive
Officer and Director of Wenonah Development Company
(investments) and a Director of Placer Dome, Inc. (mining).
His address is St. Bernard's Road, Gladstone, New Jersey
07934.

    DONALD J. ROBINSON, 66, is Senior Counsel of the law firm of Orrick, Herrington & Sutcliffe LLP since prior to 1996. He was formerly a senior partner and a member of the Executive Committee of that firm. He was also a member of the Municipal Securities Rulemaking Board and a Trustee of the Museum of the City of New York. His address is 98
Hell's Peak Road, Weston, Vermont 05161.

Officers

    RONALD M. WHITEHILL - President, 62, is a Senior Vice
President of ACMC and President and Chief Executive Officer of Alliance Cash Management Services with which he has been associated since prior to 1996.

    ANDREW M. ARAN - Senior Vice President, 43, is a Senior
Vice President of ACMC with which he has been associated since prior to 1996.

    DREW A. BIEGEL - Senior Vice President, 49, is a Vice
President of Alliance Fund Distributors, Inc. ("AFD") with which he has been associated since prior to 1996.

    KATHLEEN A. CORBET, Senior Vice President, 40, is an
Executive Vice President of ACMC with which she has been associated since prior to 1996.

    WILLIAM E. OLIVER - Senior Vice President, 51, is a
Senior Vice President of ACMC with which he has been associated since prior to 1996.

    RAYMOND J. PAPERA - Senior Vice President, 44, is a
Senior Vice President of ACMC with which he has been associated since prior to 1996.

    KENNETH T. CARTY - Vice President, 39, is a Vice
President of ACMC with which he has been associated since prior to 1996.

    JOHN F. CHIODI, JR. - Vice President, 34, is a Vice
President of ACMC with which he has been associated since prior to 1996.

    MARIA R. CONA - Vice President, 45, is an Assistant Vice
President of ACMC with which she has been associated since prior to 1996.

    JOSEPH DONA - Vice President, 39, is a Vice President of
ACMC with which he has been associated since prior to 1996.

    FRANCES M. DUNN - Vice President, 30, is a Vice
President of ACMC with which she has been associated since prior to 1996.

    JOSEPH R. LASPINA - Vice President, 40, is Vice
President of AFD with which he has been associated since prior to 1996.

    EILEEN M. MURPHY - Vice President, 29, is a Vice
President of ACMC with which she has been associated since prior to 1996.

    MARIA C. SAZON - Vice President, 34, is a Vice President of ACMC with which she has been associated since 1997.
Prior thereto she was a municipal bond analyst at Financial
Guaranty Insurance Company since prior to 1996.

    EDMUND P. BERGAN, JR., Secretary, 50, is a Senior Vice
President and the General Counsel of AFD and Alliance Fund
Services, Inc. ("AFS") with which he has been associated since prior to 1996.

    MARK D. GERSTEN, Treasurer and Chief Financial Officer,
50, is a Senior Vice President of AFS and a Vice President of AFD with which he has been associated since prior to 1996.

    VINCENT S. NOTO, Controller, 36, is a Vice President of
AFS with which he has been associated since prior to 1996.

    ANDREW L. GANGOLF - Assistant Secretary, 46, is a Senior
Vice President and Assistant General Counsel of AFD with which he has been associated since prior to 1996.

    DOMENICK PUGLIESE - Assistant Secretary, 39, is a Senior
Vice President and Assistant General Counsel of AFD with which he has been associated since prior to 1996.

    The aggregate compensation to be paid by the Fund to each of the Directors during its fiscal year ended April 30, 2000 (estimating future payments based upon existing arrangements), the aggregate compensation paid to each of the Directors during calendar year 2000 by all of the registered investment companies to which the Adviser provides investment advisory services (collectively, the "Alliance Fund Complex"), and the total number of registered investment companies (and separate investment portfolios within those companies) in the Alliance Fund Complex with respect to which each of the Directors serves as a director or trustee, are set forth below. Neither the Fund nor any registered investment company in the Alliance Fund Complex provides compensation in the form of pension or retirement benefits to any of its directors or trustees. Each of the Directors is a director or trustee of one or more other registered investment companies in the Alliance Fund Complex.

                                                   Total Number  Total Number
                                                   of Registered of Investment
                                                   Investment    Portfolios
                                                   Companies     Within the
                                     Total         the Alliance  Alliance Fund
                                     Compensation  Fund Complex, Complex,
                                     from the      Including the Including the
                                     Alliance      Fund, as to   Fund, as to
                   Aggregate         Fund          which the     which the
                   Compensation      Complex,      Director is   Director is
                   from the          Including     a Director    a Director
Name of Director   Fund              the Fund      or Trustee    or Trustee
---------------    -----------       ------------  ------------- -------------

John D. Carifa        $-0-             $-0-            45         103
Ruth Block            $[____]          $155,738        34          80
David H. Dievler      $[____]          $223,025        40          86
John H. Dobkin        $[____]          $187,175        37          83
William H. Foulk, Jr. $[____]          $220,738        41          99
Clifford L. Michel    $[____]          $171,138        35          83
Donald J. Robinson    $[____]          $160,777        37          93

    As of [_______], 2001, the Directors and officers of the Fund as a group owned less than 1% of the outstanding shares of each Portfolio.

The Adviser

    The Fund's investment adviser is Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, New York 10105. The Adviser is a leading international adviser managing client accounts with assets as of October 2, 2000 totaling more than $474 billion (of which approximately $187 billion represented assets of investment companies). As of October 2, 2000, the Adviser managed retirement assets for many of the largest public and private employee benefit plans (including 38 of the nation's FORTUNE 100 companies), for public employee retirement funds in 35 out of the 50 states, for investment companies, and for foundations, endowments, banks and insurance companies worldwide. The 53 registered investment companies managed by the Adviser, comprising 136 separate investment portfolios, currently have more than 6.3 million shareholder accounts.

    Alliance Capital Management Corporation ("ACMC") is the general partner of Alliance and an indirect wholly-owned subsidiary of AXA Financial, Inc. ("AXA Financial"), a Delaware corporation whose shares are traded on the New York

Stock Exchange ("NYSE"). As of October 2, 2000, AXA Financial and certain of its subsidiaries were the beneficial owners of approximately 52% of the outstanding Alliance units. Alliance Capital Management Holding L.P. ("Alliance Holding") owned approximately 30% of the
outstanding Alliance units.3   Equity interests in Alliance
Holding are traded on the NYSE in the form of units. Approximately 98% of such units are owned by the public and management or employees of Alliance and approximately 2% are owned by AXA Financial. As of June 30, 2000, AXA, a French insurance holding company, owned approximately 60% of the issued and outstanding shares of common stock of AXA Financial.

    Under the Advisory Agreement, the Adviser provides the Portfolio and pays all compensation of Directors of the Fund who are affiliated persons of the Adviser. The Adviser or its affiliates also furnish the Fund without charge with management supervision and assistance and office facilities. Under the Advisory Agreement, the Portfolio pays the Adviser at an annual rate of .20% of the average daily value of its net assets. The fee is accrued daily and paid monthly.

    The Adviser has undertaken, that if, in any fiscal year, the aggregate expenses with respect to a class of shares of the Portfolio, exclusive of taxes, brokerage, interest on borrowings and extraordinary expenses, but including the management fee and any applicable distribution services fee, exceed .20%, .30% or .45% of the Portfolio's aggregate operating expenses for the fiscal year attributable to the Portfolio's Class A shares, Class B shares or Class C shares, respectively, the Portfolio may deduct from the payment to be made to the Adviser, or the Adviser will otherwise bear, such expenses unless the Adviser provides the Fund with at least 60 days' notice prior to the end of the fiscal year of its determination not to extend the
____________________

3. Until October 29, 1999, Alliance Holding served as the investment adviser to the Fund. On that date, Alliance
    Holding reorganized by transferring its business to the Adviser. Prior thereto, the Adviser had no material business operations. One result of the reorganization was that the Advisory Agreement, then between the Fund and Alliance Holding, was transferred to the Adviser, and ownership of Alliance Fund Distributors, Inc. and Alliance Fund Services, Inc., the Fund's principal underwriter and transfer agent, respectively, also was transferred to the Adviser.

agreement. The Adviser may make payments from time to time from its own resources, which may include the management fees paid by the Portfolio, to compensate broker-dealers, including Sanford C. Bernstein & Co., LLC ("SCB & Co."), an affiliate of the Adviser, depository institutions and other financial intermediaries that engage in or support the distribution of shares of the Fund for shareholder servicing, and to pay for the preparation, printing and distribution of prospectuses and other literature or other promotional activities.

    The Advisory Agreement will remain in effect from year to year, provided that such continuance is specifically approved at least annually by a vote of a majority of each Portfolio's outstanding voting securities or by the Fund's Board of Directors, including in either case approval by a majority of the Directors who are not parties to the Advisory Agreement or interested persons as defined in the Act. The Advisory Agreement may be terminated with respect to the Portfolio without penalty on 60 days' written notice at the option of either party or by vote of a majority of the outstanding voting securities of the Portfolio; it will automatically terminate in the event of assignment. The Adviser is not liable for any action or inaction with regard to its obligations under the Advisory Agreement as long as it does not exhibit willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations.

____________________________________________________________

                   EXPENSES OF THE FUND
____________________________________________________________

Distribution Agreement

    The Fund has entered into a Distribution Agreement (the "Agreement") with Alliance Fund Distributors, Inc., the Fund's principal underwriter (the "Principal Underwriter"), to permit the Fund to pay distribution services fees to defray expenses associated with distribution of its Class B and Class C shares in accordance with a plan of distribution which is included in the Agreement and has been duly adopted and approved in accordance with Rule 12b-1 adopted by the Commission under the Act (the "Rule 12b-1 Plan").

    Under the Agreement, the Treasurer of the Fund reports the amounts expended under the Rule 12b-1 Plan and the purposes for which such expenditures were made to the

Directors of the Fund for their review on a quarterly basis. Also, the Agreement provides that the selection and nomination of Directors who are not interested persons of the Fund (as defined in the Act) are committed to the discretion of such disinterested Directors then in office. The Agreement was initially approved by the Directors of the Fund at a meeting held on February 1, 2001.

    In approving the Agreement, the Directors of the Fund determined that there was a reasonable likelihood that the Agreement would benefit the Fund and its shareholders. Information with respect to distribution services fees and other revenues and expenses of the Principal Underwriter will be presented to the Directors each year for their consideration in connection with their deliberations as to the continuance of the Agreement. In their review of the Agreement, the Directors will be asked to take into consideration separately with respect to each class the distribution expenses incurred with respect to such class. The distribution services fee of a particular class will not be used to subsidize the provision of distribution services with respect to any other class.

    Distribution services fees are accrued daily and paid monthly and are charged as expenses of the Fund as accrued. The distribution services fees attributable to the Class B shares and Class C shares are designed to permit an investor to purchase such shares through broker-dealers, depository institutions or other financial intermediaries and at the same time to permit the Principal Underwriter to compensate such broker-dealers, including SCB & Co., an affiliate of the Adviser, depository institutions or other financial intermediaries in connection with the sale of such shares or the provision of administrative or other services to the holders of such shares. The distribution services fee for the Portfolio is an amount equal to, on an annualized basis,
 .10% of the aggregate average daily net assets attributable to the Class B shares of the Portfolio and .25% of the aggregate average daily net assets attributable to the Class C shares of the Portfolio.

    The Agreement became effective on July 22, 1992, and was amended to become effective with respect to shares in the Treasury Portfolio and the Class B shares and Class C shares of the other Portfolios on June 29, 1998. The Agreement was amended to become effective with respect to shares in the California Tax-Free Portfolio on June 29, 2000. The Agreement was amended to become effective with respect to shares in the Portfolio on February 1, 2001. The Agreement will continue in effect from year to year with respect to each class of shares of the Portfolio, provided, however, that such continuance with respect to that class is specifically approved annually by the Directors of the Fund or by vote of the holders of a majority of the outstanding voting securities (as defined in the Act) of that class, and in either case, by a majority of the Directors of the Fund who are not parties to this agreement or interested persons, as defined in the Act, of any such party (other than as trustees of the Fund) and who have no direct or indirect financial interest in the operation of the Rule 12b-1 Plan or any agreement related thereto. In the event that the Agreement is terminated or not continued with respect to the Class B shares or Class C shares, (i) no distribution services fees (other than current amounts accrued but not yet paid) would be owed by the Fund to the Principal Underwriter with respect to that class, and (ii) the Fund would not be obligated to pay the Principal Underwriter for any amounts expended under the Agreement not previously recovered by the Principal Underwriter from distribution services fees in respect of shares of such class or through deferred sales charges.

    All material amendments to the Agreement will become effective only upon approval as provided in the preceding paragraph; and the Agreement may not be amended in order to increase materially the costs that the Fund may bear pursuant to the Agreement without the approval of a majority of the holders of the outstanding voting shares of the Fund or the class or classes of the Fund affected. The Agreement may be terminated (a) by the Fund without penalty at any time by a majority vote of the holders of the Fund's outstanding voting securities, voting separately by class, or by a majority vote of the disinterested Directors or
(b) by the Principal Underwriter. To terminate the Agreement, any party must give the other parties 60 days' written notice; to terminate the Rule 12b-1 Plan only, the Fund is not required to give prior notice to the Principal Underwriter. The Agreement will terminate automatically in the event of its assignment.

Transfer Agency Agreement

    Alliance Fund Services, Inc. ("AFS"), P.O. Box 1520, Secaucus, NJ 07096-1520 and Alliance Fund Distributors, Inc. ("AFD"), 1345 Avenue of the Americas, New York, NY 10105, are the Fund's Transfer Agent and Distributor, respectively.

AFS, an indirect wholly-owned subsidiary of Alliance, receives a minimum transfer agency fee per month for each of the Class A shares, Class B shares and Class C shares of the Fund, plus reimbursement for out-of-pocket expenses.

____________________________________________________________

             PURCHASE AND REDEMPTION OF SHARES
____________________________________________________________

    The Fund may refuse any order for the purchase of shares. The Fund reserves the right to suspend the sale of the Portfolio's shares to the public in response to conditions in the securities markets or for other reasons.

    Shareholders maintaining accounts in the Portfolio through brokerage firms, depository institutions or other financial intermediaries should be aware that such institutions necessarily set deadlines for receipt of transaction orders from their clients that are earlier than the transaction times of the Fund itself so that the institutions may properly process such orders prior to their transmittal to State Street Bank. Should an investor place a transaction order with such an institution after its deadline, the institution may not effect the order with the Fund until the next business day. Accordingly, an investor should familiarize himself or herself with the deadlines set by his or her institution.

    Except with respect to telephone orders, investors whose payment in Federal Funds or bank wire monies are received by State Street Bank by 12:00 Noon (Eastern time) will become shareholders on, and will receive the dividend declared, that day. A telephone order for the purchase of shares will become effective, and the shares purchased will receive the dividend on shares declared on that day, if such order is received by AFS by 12:00 Noon (Eastern time) and Federal Funds or bank wire monies are received by State Street Bank prior to 12:00 Noon (Eastern time) of such day. Federal Funds are a bank's deposits in a Federal Reserve Bank.
These Funds can be transferred by Federal Reserve wire from the account of one member bank to that of another member bank on the same day and are considered to be immediately available Funds; similar immediate availability is accorded monies received at State Street Bank by bank wire. Money transmitted by a check drawn on a member of the Federal Reserve System is converted to Federal Funds in one business day following receipt. Checks drawn on banks which are not members of the Federal Reserve System may take longer. All payments (including checks from individual investors) must be in United States dollars.

    All shares purchased are confirmed monthly to each shareholder and are credited to his or her account at net asset value. To avoid unnecessary expense to the Fund and to facilitate the immediate redemption of shares, stock certificates, for which no charge is made, are not issued except upon the written request of the shareholder. Certificates are not issued for fractional shares. Shares for which certificates have been issued are not eligible for any of the optional methods of withdrawal. The Fund reserves the right to reject any purchase order.

    The Fund reserves the right to close out an account that is below $500,000 after at least 60 days' written notice to the shareholder unless the balance in such account is increased to at least that amount during such period. For purposes of this calculation, the sum of a shareholder's balance in all of the Portfolios of the Fund will be considered as one account.

    A "business day," during which purchases and redemptions of Fund shares can become effective and the transmittal of redemption proceeds can occur, is considered for Fund purposes as any weekday exclusive of national holidays on which the New York Stock Exchange is closed and of Good Friday and Martin Luther King, Jr. Day; if one of these holidays falls on a Saturday or Sunday, purchases and redemptions will likewise not be processed on the preceding Friday or the following Monday, respectively. On any such day that is an official bank holiday in Massachusetts, neither purchases nor wire redemptions can become effective because Federal Funds cannot be received or sent by State Street Bank. On such days, therefore, the Fund can only accept redemption orders for which shareholders desire remittance by check. The right of redemption may be suspended or the date of a redemption payment postponed for any period during which the New York Stock Exchange is closed (other than customary weekend and holiday closings), when trading on the New York Stock Exchange is restricted, or an emergency (as determined by the Commission) exists, or the Commission has ordered such a suspension for the protection of shareholders. The value of a shareholder's investment at the time of redemption may be more or less than his cost, depending on the market value of the securities held by the Fund at such time and the income earned.

____________________________________________________________

    DAILY DIVIDENDS - DETERMINATION OF NET ASSET VALUE
____________________________________________________________

    All net income of the Portfolio is determined at 12:00
Noon (Eastern time) and is paid immediately thereafter pro rata to shareholders of record of the Portfolio via automatic investment in additional full and fractional shares in each shareholder's account at the rate of one share for each dollar distributed. As such additional shares are entitled to dividends on following days, a compounding growth of income occurs.

    The Portfolio's net income consists of all accrued interest income on assets less expenses allocable to the Portfolio (including accrued expenses and fees payable to the Adviser) applicable to that dividend period. Realized gains and losses of the Portfolio are reflected in its net asset value and are not included in net income. Net asset value per share of the Portfolio is expected to remain constant at $1.00 since all net income of the Portfolio is declared as a dividend each time net income is determined and net realized gains and losses, if any, are expected to be relatively small.

    The valuation of the Portfolio's portfolio securities is based upon their amortized cost which does not take into account unrealized securities gains or losses as measured by market valuations. The amortized cost method involves valuing an instrument at its cost and thereafter applying a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. During periods of declining interest rates, the daily yield on shares of the Portfolio may be higher than that of a fund with identical investments utilizing a method of valuation based upon market prices for its portfolio instruments; the converse would apply in a period of rising interest rates.

    The Fund maintains procedures designed to maintain, to the extent reasonably possible, the price per share of the Portfolio as computed for the purpose of sales and redemptions at $1.00. Such procedures include review of the Portfolio's portfolio holdings by the Directors at such intervals as they deem appropriate to determine whether and to what extent the net asset value of the Portfolio calculated by using available market quotations or market equivalents deviates from net asset value based on amortized cost. There can be no assurance, however, that the Fund's net asset value per share will remain constant at $1.00.

    The net asset value of the shares of the Portfolio is determined each Fund business day (and on such other days as the Directors deem necessary) at 12:00 Noon (Eastern time). The net asset value per share of the Portfolio is calculated by taking the sum of the value of the Portfolio's investments and any cash or other assets, subtracting liabilities, and dividing by the total number of shares of that Portfolio outstanding. All expenses, including the fees payable to the Adviser, are accrued daily.

____________________________________________________________

                           TAXES
____________________________________________________________

Federal Income Tax Considerations

    The Portfolio intends to qualify for each taxable year to be taxed as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"), and, as such, will not be liable for Federal income and excise taxes on the net income and capital gains distributed to its shareholders. Since the Portfolio distributes all of its net income and capital gains, the Portfolio should thereby avoid all Federal income and excise taxes.

    For shareholder's Federal income tax purposes, distributions to shareholders out of tax-exempt interest income earned by the Portfolio generally are not subject to Federal income tax. See, however, "Investment Objectives and Polices - Alternative Minimum Tax" above.

    Distributions out of taxable interest income, other investment income, and short-term capital gains are taxable to shareholders as ordinary income. Since the Portfolio's investment income is derived from interest rather than dividends, no portion of such distributions is eligible for the dividends-received deduction available to corporations. Long-term capital gains, if any, distributed by the Portfolio to a shareholder are taxable to the shareholder as long-term capital gain, irrespective of the length of time he may have held his shares. Distributions of short and long-term capital gains, if any, are normally made once each year shortly before the close of the Fund's fiscal year, although such distributions may be made more frequently if necessary in order to maintain the Portfolio's net asset value at $1.00 per share.

    Interest on indebtedness incurred by shareholders to purchase or carry shares of the Portfolio is not deductible for Federal income tax purposes. Under rules of the Internal Revenue Service for determining when borrowed Funds are used for purchasing or carrying particular assets, the Portfolio shares may be considered to have been purchased or carried with borrowed funds even though those funds are not directly linked to the shares. Further, persons who are "substantial users" (or related persons) of facilities financed by private activity bonds (within the meaning of Section 147(a) of the Code) should consult their tax advisers before purchasing shares of the Portfolio.

    Substantially all of the dividends paid by the Portfolio are anticipated to be exempt from Federal income taxes. Shortly after the close of each calendar year, a notice is sent to each shareholder advising him of the total dividends paid into his or her account for the year and the portion of such total that is exempt from Federal income taxes. This portion is determined by the ratio of the tax-exempt income to total income for the entire year and, thus, is an annual average rather than day-by-day determination for each shareholder.

    Any loss realized on shares of the Portfolio that are held for six months or less will not be realized for Federal income tax purposes to the extent of any exempt-interest dividends received on such shares.

    Shareholders who are individual residents of New York are not subject to the New York State or New York City personal income taxes on distributions from the Portfolio which are designated as derived from municipal securities issued by the State of New York or its political subdivisions. Distributions from the Portfolio are, however, subject to the New York Corporate Franchise Tax payable by corporate shareholders.

____________________________________________________________

                    GENERAL INFORMATION
____________________________________________________________

    Portfolio Transactions. Subject to the general supervision of the Directors of the Fund, the Adviser is responsible for the investment decisions and the placing of the orders for portfolio transactions for the Portfolio.
Because the Portfolio invests in securities with short maturities, there is a relatively high portfolio turnover rate. However, the turnover rate does not have an adverse effect upon the net yield and net asset value of the Portfolio's shares since the portfolio transactions occur primarily with issuers, underwriters or major dealers in money market instruments acting as principals. Such transactions are normally on a net basis which do not involve payment of brokerage commissions. The cost of securities purchased from an underwriter usually includes a commission paid by the issuer to the underwriters;
transactions with dealers normally reflect the spread between bid and asked prices.

    The Portfolio has no obligation to enter into transactions in portfolio securities with any dealer, issuer, underwriter or other entity. In placing orders, it is the policy of the Portfolio to obtain the best price and execution for its transactions. Where best price and execution may be obtained from more than one dealer, the Adviser may, in its discretion, purchase and sell securities through dealers who provide research, statistical and other information to the Adviser. Such services may be used by the Adviser for all of its investment advisory accounts and, accordingly, not all such services may be used by the Adviser in connection with the Portfolio. The supplemental information received from a dealer is in addition to the services required to be performed by the Adviser under the Advisory Agreement, and the expenses of the Adviser will not necessarily be reduced as a result of the receipt of such information.

Capitalization

    All shares of the Portfolio participate equally in dividends and distributions from the Portfolio, including any distributions in the event of a liquidation. Each share of the Portfolio is entitled to one vote for all purposes. Shares of all classes vote for the election of Directors and on any other matter that affects all Portfolios of the Fund in substantially the same manner as a single class, except as otherwise required by law. As to matters affecting the Portfolio differently, such as approval of the Advisory Agreement, shares of the Portfolio vote as a separate class. There are no conversion or preemptive rights in connection with any shares of the Fund. Since voting rights are noncumulative, holders of more than 50% of the shares voting for the election of Directors can elect all of the Directors. Procedures for calling a shareholders' meeting for the removal of Directors of the Fund, similar to those set forth in Section 16(c) of the Act and in the Fund's By-Laws, will be available to shareholders of the Portfolio. Special meetings of stockholders for any purpose may be called by 10% of its outstanding shareholders. All shares of the Portfolio when duly issued will be fully paid and non-assessable. The rights of the holders of shares of a class may not be modified except by the vote of a majority of the outstanding shares of such class.

    The Board of Directors is authorized to reclassify and issue any unissued shares to any number of additional series without shareholder approval. Accordingly, the Directors in the future, for reasons such as the desire to establish one or more additional portfolios with different investment objectives, policies or restrictions, may create additional series of shares. Any issuance of shares of another class would be governed by the Act and Maryland law.

    Custodian.  State Street Bank and Trust Company, 225 Franklin
Street, Boston, Massachusetts 02110, acts as custodian for the securities and cash of the Fund but plays no part in deciding the purchase or sale of portfolio securities.

    Legal Matters. The legality of the shares offered hereby has been passed upon by Seward & Kissel LLP, New York, New York, counsel for the Fund and the Adviser.

    Accountants. PricewaterhouseCoopers LLP, New York, New York, are the independent auditors for the Fund.

    Yield Quotations and Performance Information. Advertisements containing yield quotations for the Portfolio for the Fund may from time to time be sent to investors or placed in newspapers, magazines or other media on behalf of the Fund. These advertisements may quote performance rankings, ratings or data from independent organizations or financial publications such as Lipper Analytical Services, Inc., Morningstar, Inc., IBC's Money

Fund Report, IBC's Money Market Insight or Bank Rate Monitor or compare the Fund's performance to bank money market deposit accounts, certificates of deposit or various indices. Yield quotations are calculated in accordance with the standardized method referred to in Rule 482 under the Securities Act of 1933.

    From time to time the Portfolio advertises its "yield" and "effective yield." Both yield figures are based on historical earnings and are not intended to indicate future performance. To calculate the "yield," the amount of dividends paid on a share during a specified seven-day period is assumed to be paid each week over a 52-week period and is shown as a percentage of the investment. To calculate "effective yield," which will be higher than the "yield" because of compounding, the dividends paid are assumed to be reinvested.

    Yield quotations for the Portfolio are thus determined by
(i) computing the net change over a seven-day period, exclusive of the capital changes, in the value of a hypothetical pre-existing account having a balance of one share of such Portfolio at the beginning of such period, (ii) dividing the net change in account value by the value of the account at the beginning of the base period to obtain the base period return, and (iii) multiplying the base period return by (365/7) with the resulting yield figure carried to the nearest hundredth of one percent. The Portfolio's effective annual yield represents a compounding of the annualized yield according to the formula: effective yield = [(base period return + 1) 365/7] - 1.

    Additional Information. Any shareholder inquiries may be directed to the shareholder's broker or AFS at the address or telephone number shown on the front cover of this Statement of Additional Information. This Statement of Additional Information does not contain all the information set forth in the Registration Statement filed by the Trust with the Commission under the Securities Act. Copies of the Registration Statement may be obtained at a reasonable charge from the Commission or may be examined, without charge, at the Commission's offices in Washington, D.C.

____________________________________________________________

                           APPENDIX A
                COMMERCIAL PAPER AND BOND RATINGS
____________________________________________________________

Municipal and Corporate Bonds

    The two highest ratings of Moody's Investors Service, Inc. ("Moody"s) for municipal and corporate bonds are Aaa and Aa. Bonds rated Aaa are judged by Moody's to be of the best quality. Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. Moody's states that Aa bonds are rated lower than the best bonds because margins of protection or other elements make long-term risks appear somewhat larger than Aaa securities. The generic rating Aa may be modified by the addition of the numerals 1, 2 or 3. The modifier 1 indicates that the security ranks in the higher end of the Aa rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of such rating category.

    The two highest ratings of Standard & Poor's for municipal and corporate bonds AAA and AA. Bonds rated AAA have the highest rating assigned by Standard & Poor's to debt obligation.
Capacity to pay interest and repay principal is extremely strong. Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree. The AA rating may be modified by the addition of a plus (+) or Minus (-) sign to show relative standing within rating category.

Short-Term Municipal Securities

    Moody's highest rating for short-term municipal loans is MIG-1/VMIG-1. Moody's states that short-term municipal securities rated MIG-1/VMIG-1 are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both. Loans bearing the MIG-2/VMIG-2 designation are of high quality, with margins of protection ample although not so large as in the MIG-1/VMIG-1 group.

    Standard & Poor's highest rating for short-term municipal loans is SP-1. Standard & Poor's stated that short-term municipal securities bearing the SP-1 designation have a strong capacity to pay principal and interest. Those issues rated SP-1 which are determined to possess a very strong capacity to pay principal and interest will be given a plus (+) designation. Issues rate SP-2 have satisfactory capacity to pay principal and interest.

Other Municipal Securities and Commercial Paper

    "Prime-1" is the highest rating assigned by Moody's for other short-term municipal securities and commercial paper, and "A-1+" and "A-1" are the two highest ratings for commercial paper assigned by Standard & Poor's (Standard & Poor's does not rate short-term tax-free obligations). Moody's uses the numbers 1, 2, and 3 to denote relative strength within its highest classification of "Prime", while Standard & Poor's uses the number 1+, 1, 2 and 3 to denote relative strength within its highest classification of "A". Issuers rated "Prime" by Moody's have the following characteristics: their short-term debt obligations carry the smallest degree of investment risk, margins of support for current indebtedness are large or stable with cash flow and asset protection well assured, current liquidity provides ample coverage of near-term liabilities and unused alternative financing arrangements are generally available.
While protective elements may change over the intermediate or longer term, such changes are most unlikely to impair the fundamentally strong position of short-term obligations. Commercial paper issuers rated "A" by Standard & Poor's have the following characteristics: liquidity ratios are better than industry average, long-term debt rating is A or better, the issuer has access to at least two additional channels of borrowing, and basic earnings and cash flow are in an upward trend. Typically, the issuer is a strong company in a well-established industry and has superior management.

____________________________________________________________

                           APPENDIX B
               DESCRIPTION OF MUNICIPAL SECURITIES
____________________________________________________________

    Municipal Notes generally are used to provide for short-term capital needs and usually have maturities of one year or less.
They include the following:

    1. Project Notes, which carry a U.S. Government guarantee, are issued by public bodies (called "local issuing agencies") created under the laws of a state, territory, or U.S. possession. They have maturities that range up to one year from the date of issuance. Project Notes are backed by an agreement between the local issuing agency and the Federal Department of Housing and Urban Development. These Notes provide financing for a wide range of financial assistance programs for housing, redevelopment, and related needs (such as low-income housing programs and renewal programs).

    2. Tax Anticipation Notes are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various seasonal tax revenues, such as income, sales use and business taxes, and are payable from these specific future taxes.

    3. Revenue Anticipation Notes are issued in expectation of receipt of other types of revenues, such as Federal revenues available under the Federal Revenue Sharing
         Programs.

    4. Bond Anticipation Notes are issued to provide interim financing until long-term financing can be arranged. In most cases, the long-term bonds then provide the money for the repayment of the Notes.

    5. Construction Loan Notes are sold to provide construction financing. After successful completion and acceptance, many projects receive permanent financing through the Federal Housing Administration under the Federal National Mortgage Association or the Government National Mortgage Association.

    6. Tax-Exempt Commercial Paper is a short-term obligation with a stated maturity of 365 days or less. It is issued by agencies of state and local governments to finance seasonal working capital needs or as short-term financing in anticipation of longer term financing.

    Municipal Bonds, which meet longer term capital needs and generally have maturities of more than one year when issued, have three principal classifications:

    1. General Obligation Bonds are issued by such entities as states, countries, cities, towns, and regional districts. The proceeds of these obligations are used to fund a wide range of public projects, including construction or improvement of schools, highways and roads, and water and sewer systems. The basic security behind General Obligation Bonds is the issuer's pledge of its full faith and credit and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to the rate or amount of special assessments.

    2. Revenue Bonds generally are secured by the net revenues derived from a particular facility, group of facilities, or, in some cases, the proceeds of a special excise of other specific revenue source. Revenue Bonds are issued to finance a wide variety of capital projects including electric, gas, water and sewer systems; highways, bridges and tunnels; port and airport facilities; colleges and universities; and hospitals. Many of these Bonds provide additional security in the form of a debt service reserve fund to be used to make principal and interest payments. Housing authorities have a wide range of security, including partially or fully insured mortgages, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. Some authorities provide further security in the form of a state's ability (without obligation) to make up deficiencies in the debt service reserve fund.

    3. Industrial Development Bonds are considered municipal bonds if the interest paid thereon is exempt from Federal income tax and are issued by or on behalf of public authorities to raise money to finance various privately operated facilities for business and manufacturing, housing, sports, and pollution control. These Bonds are also used to finance public facilities such as airports, mass transit systems, ports, and parking. The payment of the principal and interest on such Bonds is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property as security for such payment.

                          PART C
                     OTHER INFORMATION

ITEM 23. Exhibits

         (a) (1) Articles of Incorporation of the Registrant dated March 22, 1998 - Incorporated by reference to Exhibit 1(a) to Post-Effective
                   Amendment No. 13 to Registrant's Registration
                   Statement on Form N-1A, filed with the
                   Securities and Exchange Commission on
                   August 28, 1997.

              (2) Certificate of Correction to Articles of Incorporation of the Registrant dated June 21, 1990 - Incorporated by reference to Exhibit 1(a) to Post-Effective Amendment No. 13 to Registrant's Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on August 28, 1997.

              (3) Articles Supplementary of the Registrant dated July 17, 1992 - Incorporated by reference to
                   Exhibit 1(b) to Post-Effective Amendment
                   No. 13 to Registrant's Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on August 28, 1997.

              (4) Articles of Amendment of the Registrant dated June 2, 1998 - Incorporated by reference to
                   Exhibit 1(d) to Post-Effective Amendment
                   No. 15 to Registrant's Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on June 29, 1998.

              (5) Articles Supplementary of the Registrant dated June 2, 1998 - Incorporated by reference to
                   Exhibit 1(e) to Post-Effective Amendment
                   No. 15 to Registrant's Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on June 29, 1998.

              (6) Articles of Amendment of the Registrant dated June 25, 1998 - Incorporated by reference to
                   Exhibit 1(f) to Post-Effective Amendment
                   No. 15 to Registrant's Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on June 29, 1998.


              (7) Articles Supplementary of the Registrant dated November 6, 2000 - Incorporated by reference to Exhibit (a)(7) to Post-Effective Amendment No. 20 to Registrant's Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on November 22, 2000.

              (8)  Certificate of Correction to Articles of
                   Incorporation of the Registrant dated November
                   29, 2000 - Filed herewith.

              (9)  Articles Supplementary of the Registrant dated
                   February 1, 2001 - Filed herewith.


         (b) By-Laws - Amended and Restated - Incorporated by reference to Exhibit 2 to Post-Effective
                   Amendment No. 13 to Registrant's Registration
                   Statement on Form N-1A, filed with the
                   Securities and Exchange Commission on
                   August 28, 1997.

         (c)       See Exhibit (b).

         (d)       Advisory Agreement between the Registrant and
                   Alliance Capital Management L.P., amended
                   February 1, 2001 - Filed herewith.

         (e) Distribution Agreement between the Registrant and Alliance Fund Distributors, Inc., amended
                   February 1, 2001 - Filed herewith.


         (f)       Not applicable.

         (g) Custodian Contract between the Registrant and State Street Bank - Incorporated by reference to Exhibit 8 to Post-Effective Amendment
                   No. 13 to Registrant's Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on August 28, 1997.

         (h)       Transfer Agency Agreement between the
                   Registrant and Alliance Fund Services, Inc. -

                   Incorporated by reference to Exhibit 9 to Post-Effective Amendment No. 13 to
                   Registrant's Registration Statement on Form
                   N-1A, filed with the Securities and Exchange
                   Commission on August 28, 1997.

         (i) (1) Opinion of Seward & Kissel LLP - Incorporated by reference to Exhibit 10(a) to Post-Effective Amendment No. 15 to Registrant's Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on June 29, 1998.

              (2) Opinion of Venable, Baetjer and Howard - Incorporated by reference to Exhibit 10(b) to Pre-Effective Amendment No. 2 to Registrant's Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on June 18, 1990.


            (3) Opinion and Consent of Seward & Kissel LLP with respect to the California Tax-Free Portfolio - Incorporated by reference to Exhibit (i)(3) to Post-Effective Amendment No. 20 to Registrant's Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on November 22, 2000.

            (4) Opinion and Consent of Seward & Kissel LLP with respect to the New York Tax-Free
                   Portfolio - Filed herewith.


         (j)       Not applicable.

         (k)       Not applicable.

         (l)       Not applicable.

         (m)       See Exhibit (e)(2).

         (n)       Rule 18f-3 Plan - Incorporated by reference to
                   Exhibit 18 to Post-Effective Amendment No. 15 to Registrant's Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on June 29, 1998.

         (o)       Reserved.

         (p)       Not applicable (Money Market Fund).

         Other Exhibits:

         Powers of Attorney of Messrs. Carifa, Dievler, Dobkin, Foulk, Michel, Robinson and Ms. Block - Incorporated by reference to Other Exhibits to Post-Effective Amendment No. 15 to Registrant's Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on June 29, 1998.


ITEM 24. Persons Controlled by or under Common Control with the Fund.

         Registrant does not control any person. Information regarding the persons under common control with the Registrant is contained in Exhibit 22 to the Registration Statement on Form S-1 under the Securities
         Act of 1933 of The Equitable Holding Companies
         Incorporated (Registration No. 33-48115).

ITEM 25. Indemnification

         It is the Registrant's policy to indemnify its directors and officers, employees and other agents to the maximum extent permitted by Section 2-418 of the General Corporation Law of the State of Maryland and as set forth in Articles EIGHTH and NINTH of Registrant's Articles of Incorporation, filed as Exhibit (a)(1), and Section 7 of the Distribution Services Agreement filed as
         Exhibit (e)(1), all as set forth below. The liability of the Registrant's directors and officers is dealt with in Articles EIGHTH and NINTH of Registrant's Articles of Incorporation, as set forth below. The Adviser's liability for any loss suffered by the Registrant or its shareholders is set forth in Section 4 of the Advisory Agreement filed as Exhibit (d) to this Registration Statement, as set forth below.

         Section 2-418 of the Maryland General Corporation
         Law reads as follows:

              "2-418  INDEMNIFICATION OF DIRECTORS,
              OFFICERS, EMPLOYEES AND AGENTS.--(a) In this section the following words have the meaning indicated.

              (1) "Director" means any person who is or was a director of a corporation and any person who, while a director of a corporation, is or was serving at the request of the corporation as a director, officer, partner, trustee, employee, or agent of another foreign or domestic corporation, partnership, joint venture, trust, other enterprise, or employee benefit plan.

              (2)  "Corporation" includes any domestic or
         foreign predecessor entity of a corporation in a merger, consolidation, or other transaction in which the predecessor's existence ceased upon consummation of the transaction.

              (3)  "Expenses" include attorney's fees.

              (4)  "Official capacity" means the following:

                   (i)  When used with respect to a
         director, the office of director in the
         corporation; and

                   (ii)  When used with respect to a person
         other than a director as contemplated in subsection
         (j), the elective or appointive office in the corporation held by the officer, or the employment or agency relationship undertaken by the employee or agent in behalf of the corporation.

                   (iii)  "Official capacity" does not
         include service for any other foreign or domestic corporation or any partnership, a person who was, is, or is threatened to be made a named defendant or respondent in a proceeding.

              (6)  "Proceeding" means any threatened,
         pending or completed action, suit or proceeding, whether civil, criminal, administrative, or investigative.

              (b)(1)  A corporation may indemnify any
         director made a party to any proceeding by reason of service in that capacity unless it is [6~established that:

              (i)  The act or omission of the director was
         material to the matter giving rise to the proceeding; and

                   1.   Was committed in bad faith; or

                   2.   Was the result of active and
                        deliberate dishonesty; or

              (ii)  The director actually received an
         improper personal benefit in money, property, or services; or

              (iii)  In the case of any criminal proceeding,
         the director had reasonable cause to believe that the act or omission was unlawful.

              (2)  (i)  Indemnification may be against
         judgments, penalties, fines, settlements, and reasonable expenses actually incurred by the director in connection with the proceeding.

                   (ii)  However, if the proceeding was one
         by or in the right of the corporation,
         indemnification may not be made in respect of any proceeding in which the director shall have been adjudged to be liable to the corporation.

              (3) (i) The termination of any proceeding by judgment, order or settlement does not create a presumption that the director did not meet the requisite standard of conduct set forth in this subsection.

                   (ii)  The termination of any proceeding
         by conviction, or a plea of nolo contendere or its equivalent, or an entry of an order of probation prior to judgment, creates a rebuttable presumption that the director did not meet that standard of conduct.

              (c)  A director may not be indemnified under
         subsection (b) of this section in respect of any proceeding charging improper personal benefit to the director, whether or not involving action in the director's official capacity, in which the director was adjudged to be liable on the basis that personal benefit was improperly received.

              (d)  Unless limited by the charter:

              (1)  A director who has been successful, on
         the merits or otherwise, in the defense of any proceeding referred to in subsection (b) of this section shall be indemnified against reasonable expenses incurred by the director in connection with the proceeding.

              (2) A court of appropriate jurisdiction upon application of a director and such notice as the court shall require, may order indemnification in the following circumstances:

              (i)  If it determines a director is entitled
         to reimbursement under paragraph (1) of this subsection, the court shall order indemnification, in which case the director shall be entitled to recover the expenses of securing such reimbursement; or

              (ii)  If it determines that the director is
         fairly and reasonably entitled to indemnification in view of all the relevant circumstances, whether or not the director has met the standards of conduct set forth in subsection (b) of this section or has been adjudged liable under the circumstances described in subsection (c) of this section, the court may order such indemnification as the court shall deem proper. However, indemnification with respect to any proceeding by or in the right of the corporation or in which liability shall have been adjudged in the circumstances described in subsection (c) shall be limited to expenses.

              (3)  A court of appropriate jurisdiction may
         be the same court in which the proceeding involving the director's liability took place.

              (e)(1)  Indemnification under subsection (b)
         of this section may not be made by the corporation unless authorized for a specific proceeding after a determination has been made that indemnification of the director is permissible in the circumstances because the director has met the standard of conduct set forth in subsection (b) of this section.

              (2)  Such determination shall be made:

              (i)  By the board of directors by a majority
         vote of a quorum consisting of directors not, at the time, parties to the proceeding, or, if such a quorum cannot be obtained, then by a majority vote of a committee of the board consisting solely of two or more directors not, at the time, parties to such proceeding and who were duly designated to act in the matter by a majority vote of the full board in which the designated directors who are parties may participate;

              (ii) By special legal counsel selected by the board or a committee of the board by vote as set forth in subparagraph (I) of this paragraph, or, if the requisite quorum of the full board cannot be obtained therefor and the committee cannot be established, by a majority vote of the full board in which director who are parties may participate; or

              (iii)     By the stockholders.

              (3)  Authorization of indemnification and
         determination as to reasonableness of expenses shall be made in the same manner as the determination that indemnification is permissible.
         However, if the determination that indemnification is permissible is made by special legal counsel, authorization of indemnification and determination as to reasonableness of expenses shall be made in the manner specified in subparagraph (ii) of paragraph (2) of this subsection for selection of such counsel.

              (4) Shares held by directors who are parties to the proceeding may not be voted on the subject matter under this subsection.

              (f)(1)  Reasonable expenses incurred by a
         director who is a party to a proceeding may be paid or reimbursed by the corporation in advance of the final disposition of the proceeding, upon receipt by the corporation of:

              (i) A written affirmation by the director of the director's good faith belief that the standard of conduct necessary for indemnification by the corporation as authorized in this section has been met; and

              (ii) A written undertaking by or on behalf of the director to repay the amount if it shall ultimately be determined that the standard of conduct has not been met.

              (2)  The undertaking required by subparagraph
         (ii) of paragraph (1) of this subsection shall be an unlimited general obligation of the director but need not be secured and may be accepted without reference to financial ability to make the repayment.

              (3)  Payments under this subsection shall be
         made as provided by the charter, bylaws, or contract or as specified in subsection (e) of this section.

              (g)  The indemnification and advancement of
         expenses provided or authorized by this section may not be deemed exclusive of any other rights, by indemnification or otherwise, to which a director may be entitled under the charter, the bylaws, a resolution of stockholders or directors, an agreement or otherwise, both as to action in an official capacity and as to action in another capacity while holding such office.

              (h)  This section does not limit the
         corporation's power to pay or reimburse expenses incurred by a director in connection with an appearance as a witness in a proceeding at a time when the director has not been made a named defendant or respondent in the proceeding.

              (i)  For purposes of this section:

              (1)  The corporation shall be deemed to have
         requested a director to serve an employee benefit plan where the performance of the director's duties to the corporation also imposes duties on, or otherwise involves services by, the director to the plan or participants or beneficiaries of the plan:

              (2) Excise taxes assessed on a director with respect to an employee benefit plan pursuant to applicable law shall be deemed fines; and

              (3)  Action taken or omitted by the director
         with respect to an employee benefit plan in the performance of the director's duties for a purpose reasonably believed by the director to be in the interest of the participants and beneficiaries of the plan shall be deemed to be for a purpose which is not opposed to the best interests of the corporation.

              (j)  Unless limited by the charter:

              (1)  An officer of the corporation shall be
         indemnified as and to the extent provided in subsection (d) of this section for a director and shall be entitled, to the same extent as a director, to seek indemnification pursuant to the provisions of subsection (d);

              (2)  A corporation may indemnify and advance
         expenses to an officer, employee, or agent of the corporation to the same extent that it may indemnify directors under this section; and

              (3) A corporation, in addition, may indemnify and advance expenses to an officer, employee, or agent who is not a director to such further extent, consistent with law, as may be provided by its charter, bylaws, general or specific action of its board of directors or contract.

              (k)(1) A corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee, or agent of the corporation, or who, while a director, officer, employee, or agent of the corporation, is or was serving at the request, of the corporation as a director, officer, partner, trustee, employee, or agent of another foreign or domestic corporation, partnership, joint venture, trust, other enterprise, or employee benefit plan against any liability asserted against and incurred by such person in any such capacity or arising out of such person's position, whether or not the corporation would have the power to indemnify against liability under the provisions of this section.

              (2)  A corporation may provide similar
         protection, including a trust fund, letter of credit, or surety bond, not inconsistent with this section.

              (3)  The insurance or similar protection may
         be provided by a subsidiary or an affiliate of the corporation.

              (l)  Any indemnification of, or advance of
         expenses to, a director in accordance with this section, if arising out of a proceeding by or in the right of the corporation, shall be reported in writing to the stockholders with the notice of the next stockholders' meeting or prior to the meeting."

                   Articles EIGHTH and NINTH of the
         Registrant's Articles of Incorporation provide as follows:

EIGHTH: (a) To the full extent that limitations on the liability of directors and officers are permitted by the Maryland General Corporation Law, no director or officer of the Corporation shall have any liability to the Corporation or its stockholders for damages. This limitation on liability applies to events occurring at the time a person serves as a director or officer of the Corporation whether or not such person is a director or officer at the time of any proceeding in which liability is asserted.

         (b) The Corporation shall indemnify and advance expenses to its currently acting and its former directors to the full extent that indemnification of directors is permitted by the Maryland General Corporation Law. The Corporation shall indemnify and advance expenses to its officers to the same extent as its directors and to such further extent as is consistent with law. The Board of Directors may by By-Law, resolution or agreement make further provisions for indemnification of directors, officers, employees and agents to the full extent permitted by the Maryland General Corporation Law.

         (c) No provision of this Article shall be effective to protect or purport to protect any director or officer of the Corporation against any liability to the Corporation or its stockholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

         (d) References to the Maryland General Corporation Law in this Article are to that law as from time to time amended. No amendment to the Charter of the Corporation shall affect any right of any person under this Article based on any event, omission or proceeding prior to the amendment."

NINTH: A director or officer of the Corporation, in his capacity as such director or officer, shall not be personally liable to the Corporation or its stockholders for monetary damages except for liability (i) to extent that it is proved that the person actually received an improper benefit or profit in money, property or services, for the amount of the benefit or profit in money, property or services actually received, or (ii) to the extent that a judgment or other final adjudication adverse to the person is entered in a proceeding based on a finding in the proceeding that the person's actions, or failure to act, was the result of active and deliberate dishonesty and was material to the cause of action adjudicated in the proceeding; provided that nothing herein shall protect any director or officer of the Corporation against any liability to the Corporation or to its [6~security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. If the Maryland General Corporation Law is amended to authorize corporate action further eliminating or limiting the personal liability of directors or officers, then the liability of the director or officer of the Corporation shall be eliminated to the fullest extent permitted by the Maryland

         General Corporation Law, as so amended. Any repeal or modification of this Article NINTH by the stockholders of the Corporation shall not adversely affect any right or protection of a director or officer of the Corporation existing at the time of such repeal or modification based on events or omissions prior thereto.

         The Advisory Agreement between the Registrant and
Alliance Capital Management L.P. provides that Alliance
Capital Management L.P. will not be liable under such agreement for any mistake of judgment or in any event whatsoever except for lack of good faith and that nothing therein shall be deemed to protect Alliance Capital
Management L.P. against any liability to the Registrant or its security holders to which it would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties thereunder, or by reason of reckless disregard of its duties and obligations thereunder.

         The Distribution Agreement between the Registrant and Alliance Fund Distributors, Inc. provides that the Registrant will indemnify, defend and hold Alliance Fund Distributors, Inc., and any person who controls it within the meaning of Section 15 of the Investment Company Act of 1940, free and harmless from and against any and all claims, demands, liabilities and expenses which Alliance Fund Distributors, Inc. or any controlling person may incur arising out of or based upon any alleged untrue statement of a material fact contained in Registrant's Registration Statement, Prospectus or Statement of Additional Information or arising out of, or based upon any alleged omission to state a material fact required to be stated in any one of the foregoing or necessary to make the statements in any one of the foregoing not misleading.

         The foregoing summaries are qualified by the entire text of Registrant's Articles of Incorporation, the Advisory Agreement between Registrant and Alliance Capital Management L.P. and the Distribution Agreement between Registrant and Alliance Fund Distributors, Inc. which are filed herewith as Exhibits (a)(1), (d) and (e)(1), respectively, in response to Item 23 and each of which are incorporated by reference herein.

         Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Securities Act") may be permitted to directors, officer and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

         The Registrant participates in a joint directors and officers liability insurance policy issued by the ICI
Mutual Insurance Company. Coverage under this policy has been extended to directors, trustees and officers of the investment companies managed by Alliance Capital Management
L.P. Under this policy, outside trustees and directors would be covered up to the limits specified for any claim against them for acts committed in their capacities as trustee or director. A pro rata share of the premium for this coverage is charged to each investment company and to the Adviser.

ITEM 26. Business and Other Connections of Investment
         Adviser.

              The descriptions of Alliance Capital
         Management L.P. under the caption "The Adviser" in the Prospectus and "Management of the Fund" in the Prospectus and in the Statement of Additional
         Information constituting Parts A and B,
         respectively, of this Registration Statement are incorporated by reference herein.

              The information as to the directors and
         executive officers of Alliance Capital Management
         Corporation, the general partner of Alliance
         Capital Management L.P., set forth in Alliance
         Capital Management L.P.'s Form ADV filed with the
         Securities and Exchange Commission on April 21,

         1988 (File No. 801-32361) and amended through the date hereof, is incorporated by reference.

Item 27. Principal Underwriters

     (a) Alliance Fund Distributors, Inc., the Registrant's
         Principal Underwriter in connection with the sale of shares of the Registrant. Alliance Fund
         Distributors, Inc. also acts as Principal
         Underwriter or Distributor for the following investment companies:


     AFD Exchange Reserves
     Alliance All-Asia Investment Fund, Inc.
     Alliance Balanced Shares, Inc.
     Alliance Bond Fund, Inc.
     Alliance Capital Reserves
     Alliance Disciplined Value Fund, Inc.
     Alliance Global Dollar Government Fund, Inc.
     Alliance Global Small Cap Fund, Inc.
     Alliance Global Strategic Income Trust, Inc.
     Alliance Government Reserves
     Alliance Greater China '97 Fund, Inc.
     Alliance Growth and Income Fund, Inc.
     Alliance Health Care Fund, Inc.
     Alliance High Yield Fund, Inc.
     Alliance Institutional Funds, Inc.
     Alliance Institutional Reserves, Inc.
     Alliance International Fund
     Alliance International Premier Growth Fund, Inc.
     Alliance Money Market Fund
     Alliance Multi-Market Strategy Trust, Inc.
     Alliance Municipal Income Fund, Inc.
     Alliance Municipal Income Fund II
     Alliance Municipal Trust
     Alliance New Europe Fund, Inc.
     Alliance North American Government Income Trust, Inc.
     Alliance Premier Growth Fund, Inc.
     Alliance Quasar Fund, Inc.
     Alliance Real Estate Investment Fund, Inc.
     Alliance Select Investor Series, Inc.
     Alliance Technology Fund, Inc.
     Alliance Utility Income Fund, Inc.
     Alliance Variable Products Series Fund, Inc.
     Alliance Worldwide Privatization Fund, Inc.
     The Alliance Fund, Inc.
     The Alliance Portfolios

     Sanford C. Bernstein Fund, Inc.


     (b) The following are the Directors and Officers of Alliance Fund Distributors, Inc., the principal place of business of which is 1345 Avenue of the Americas, New York, New York, 10105.


                            POSITIONS AND           POSITIONS AND
                            OFFICES WITH            OFFICES WITH
    NAME                    UNDERWRITER             REGISTRANT


Michael J. Laughlin         Director and Chairman

John D. Carifa              Director                Chairman

Robert L. Errico            Director and President

Geoffrey L. Hyde            Director and Senior
                            Vice President

Dave H. Williams            Director

David Conine                Executive Vice President

Richard A. Davies           Executive Vice President &
                            Managing Director

Richard K. Saccullo         Executive Vice President

Edmund P. Bergan, Jr.       Senior Vice President,  Secretary/
                            General Counsel and     Clerk
                            Secretary

Robert H. Joseph, Jr.       Senior Vice President
                            and Chief Financial Officer

Anne S. Drennan             Senior Vice President
                            and Treasurer

Benji A. Baer               Senior Vice President

John R. Bonczek             Senior Vice President

John R. Carl                Senior Vice President

James S. Comforti           Senior Vice President

Richard W. Dabney           Senior Vice President

Mark J. Dunbar              Senior Vice President

Donald N. Fritts            Senior Vice President

Andrew L. Gangolf           Senior Vice President   Assistant
                            and Assistant General   Secretary/
                            Counsel                 Assistant
                                                    Clerk

John Grambone               Senior Vice President

William B. Hanigan          Senior Vice President

Bradley F. Hanson           Senior Vice President

George H. Keith             Senior Vice President

Richard D. Keppler          Senior Vice President

Richard E. Khaleel          Senior Vice President

Stephen R. Laut             Senior Vice President

Susan L. Matteson-King      Senior Vice President

Shawn P. McClain            Senior Vice President

Daniel D. McGinley          Senior Vice President

Joanna D. Murray            Senior Vice President

Antonios G. Poleondakis     Senior Vice President

Robert E. Powers            Senior Vice President

Domenick Pugliese           Senior Vice President   Assistant
                            and Assistant General   Secretary/
                            Counsel                 Assistant
                                                    Clerk

Kevin A. Rowell             Senior Vice President

John P. Schmidt             Senior Vice President

Kurt H. Schoknecht          Senior Vice President

Henry J. Schulthesz         Senior Vice President

Raymond S. Sclafani         Senior Vice President

Gregory K. Shannahan        Senior Vice President

Scott C. Sipple             Senior Vice President

Joseph F. Sumanski          Senior Vice President

Peter J. Szabo              Senior Vice President

Michael J. Tobin            Senior Vice President

Joseph T. Tocyloski         Senior Vice President

David R. Turnbough          Senior Vice President

William C. White            Senior Vice President

Richard A. Winge            Senior Vice President

Emilie D. Wrapp             Senior Vice President
                            and Assistant General
                            Counsel

Gerard J. Friscia           Vice President and
                            Controller

Michael W. Alexander        Vice President

Ricardo Arreola             Vice President

Peter J. Barber             Vice President

Kenneth F. Barkoff          Vice President

Adam J. Barnett             Vice President

Charles M. Barrett          Vice President

Matthew F. Beaudry          Vice President

Leo Benitez                 Vice President

Gregory P. Best             Vice President

Dale E. Boyd                Vice President

Robert F. Brendli           Vice President

Christopher L. Butts        Vice President

Thomas C. Callahan          Vice President

Kevin T. Cannon             Vice President

John M. Capeci              Vice President

John P. Chase               Vice President

Doris T. Ciliberti          Vice President

William W. Collins, Jr.     Vice President

Leo H. Cook                 Vice President

Russell R. Corby            Vice President

Dwight P. Cornell           Vice President

Michael R. Crimmins         Vice President

John W. Cronin              Vice President

Robert J. Cruz              Vice President

Michael K. DeLuz            Vice President

Daniel J. Deckman           Vice President

Sherry V. Delaney           Vice President

Sophia Demetriades          Vice President

Richard P. Dyson            Vice President

John C. Endahl              Vice President

Adam E. Engelhardt          Vice President

John E. English             Vice President

Sohaila S. Farsheed         Vice President

Daniel J. Frank             Vice President

Alex G. Garcia              Vice President

Michael J. Germain          Vice President

Mark D. Gersten             Vice President          Treasurer and
                                                    Chief
                                                    Financial
                                                    Officer

Hyman Glasman               Vice President

Alan Halfenger              Vice President

Michael S. Hart             Vice President

Timothy A. Hill             Vice President

George R. Hrabovsky         Vice President

Scott Hutton                Vice President

Dana A. Ifft                Vice President

Theresa Iosca               Vice President

Oscar J. Isoba              Vice President

Eric G. Kalendar            Vice President

Victor Kopelakis            Vice President

Richard D. Kozlowski        Vice President

Daniel W. Krause            Vice President

Donna M. Lamback            Vice President

P. Dean Lampe               Vice President

Joseph R. Laspina           Vice President

Henry Michael Lesmeister    Vice President

Eric L. Levinson            Vice President

James M. Liptrot            Vice President

James P. Luisi              Vice President

Michael F. Mahoney          Vice President

Kathryn Austin Masters      Vice President

Thomas M. McConnell         Vice President

David L. McGuire            Vice President

Jeffrey P. Mellas           Vice President

Michael V. Miller           Vice President

Marcia L. Mohler            Vice President

Thomas F. Monnerat          Vice President

Michael F. Nash, Jr.        Vice President

Timothy H. Nasworthy        Vice President

Nicole Nolan-Koester        Vice President

Daniel A. Notto             Vice President

Peter J. O'Brien            Vice President

John C. O'Connell           Vice President

John J. O'Connor            Vice President

Daniel P. O'Donnell         Vice President

Richard J. Olszewski        Vice President

Jeffrey R. Petersen         Vice President

Catherine N. Peterson       Vice President

James J. Posch              Vice President

Bruce W. Reitz              Vice President

Karen C. Satterberg         Vice President

Robert C. Schultz           Vice President

Richard J. Sidell           Vice President

Clara Sierra                Vice President

Teris A. Sinclair           Vice President

Jeffrey C. Smith            Vice President

David A. Solon              Vice President

Martine H. Stansbery, Jr.   Vice President

Eileen Stauber              Vice President

Gordon Telfer               Vice President

Benjamin H. Travers         Vice President

Andrew B. Vaughey           Vice President

Wayne W. Wagner             Vice President

Mark E. Westmoreland        Vice President

Paul C. Wharf               Vice President

Matthew Witschel            Vice President

Michael A. Wolfsmith        Vice President

Stephen P. Wood             Vice President

Keith A. Yoho               Vice President

Richard J. Appaluccio       Assistant Vice
                            President

Andrew Berger               Assistant Vice
                            President

Paul G. Bishop              Assistant Vice
                            President

Alan T. Brum                Assistant Vice
                            President

Mark S. Burns               Assistant Vice
                            President

Maria L. Carreras           Assistant Vice
                            President

Judith A. Chin              Assistant Vice
                            President

Jorge Ciprian               Assistant Vice
                            President

Jean A. Coomber             Assistant Vice
                            President

Dorsey Davidge              Assistant Vice
                            President

Jennifer M. DeLong          Assistant Vice
                            President

Janet B. DiBrita            Assistant Vice
                            President

Ralph A. DiMeglio           Assistant Vice
                            President

Timothy J. Donegan          Assistant Vice
                            President

Joan Eilbott                Assistant Vice
                            President

Michael J. Eustic           Assistant Vice
                            President

Michele Grossman            Assistant Vice
                            President

Arthur F. Hoyt, Jr.         Assistant Vice
                            President

David A. Hunt               Assistant Vice
                            President

Elizabeth E. Keefe          Assistant Vice
                            President

Edward W. Kelly             Assistant Vice
                            President

Jeffrey M. Kusterer         Assistant Vice
                            President

Alexandra C. Landau         Assistant Vice
                            President

Laurel E. Lindner           Assistant Vice
                            President

Evamarie C. Lombardo        Assistant Vice
                            President

Scott T. Malatesta          Assistant Vice
                            President

Amanda McNichol             Assistant Vice
                            President

Richard F. Meier            Assistant Vice
                            President

Charles B. Nanick           Assistant Vice
                            President

Alex E. Pady                Assistant Vice
                            President

Raymond E. Parker           Assistant Vice
                            President

Wandra M. Perry-Hartsfield  Assistant Vice
                            President

Rizwan A. Raja              Assistant Vice
                            President

Carol H. Rappa              Assistant Vice
                            President

Brendan J. Reynolds         Assistant Vice
                            President

Patricia Ridella            Assistant Vice
                            President

James A. Rie                Assistant Vice
                            President

Lauryn A. Rivello           Assistant Vice
                            President

Jessica M. Rozman           Assistant Vice
                            President

Christina Santiago          Assistant Vice
                            President and
                            Counsel

Eileen B. Sebold            Assistant Vice
                            President

Orlando Soler               Assistant Vice
                            President

Nancy D. Testa              Assistant Vice
                            President

Sarah R. Tolkin             Assistant Vice
                            President

Marie R. Vogel              Assistant Vice
                            President

Eric D. Weedon              Assistant Vice
                            President

Jesse L. Weissberger        Assistant Vice
                            President

Nina C. Wilkinson           Assistant Vice
                            President

Mark R. Manley              Assistant Secretary

         (c)       Not applicable.

ITEM 28. Location of Accounts and Records.

         The accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder are maintained as follows: journals, ledgers, securities records and other original records are maintained principally at the offices of Alliance Fund Services, Inc. 500 Plaza Drive, Secaucus, New Jersey 07094 and at the offices of State Street Bank and Trust Company, the Registrant's Custodian, 225 Franklin Street, Boston, Massachusetts 02110. All other records so required to be maintained are maintained at the offices of Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, New York 10105.

ITEM 29. Management Services.

         Not applicable.

ITEM 30. Undertakings.


         Not applicable.

                         SIGNATURE


         Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York on the 2nd day of February, 2001.

                   ALLIANCE INSTITUTIONAL RESERVES, INC.

                   By   /s/  John D. Carifa
                        ___________________________
                             John D. Carifa
                             Chairman




         Pursuant to the requirements of the Securities Act of l933, as amended, this Amendment to the Registration
Statement has been signed below by the following persons in the capacities and on the date indicated:

Signature                    Title         Date

1)  Principal
    Executive Officer

    /s/  John D. Carifa      Chairman       February 2, 2001
    _____________________
         John D. Carifa

2)  Principal Financial and
    Accounting Officer

    /s/  Mark D. Gersten     Treasurer      February 2, 2001
    _____________________    and Chief
         Mark D. Gersten     Financial
         Officer

    All of the Directors:
    ____________________

    Ruth Block
    John D. Carifa
    David H. Dievler

    John H. Dobkin
    William H. Foulk, Jr.
    Clifford L. Michel
    Donald J. Robinson

By: /s/ Edmund P. Bergan, Jr.               February 2, 2001
    _______________________
    (Attorney-in-Fact)

                        Index to Exhibits


(a)(8)   Certificate of Correction to Articles of
         Incorporation of the Registrant dated November 29,
         2000.

    (9)  Articles Supplementary of the Registrant dated
         February 1, 2001.

(d)      Advisory Agreement between the Registrant and
         Alliance Capital Management L.P.,amended
         February 1, 2001.

(e)      Distribution Agreement between the Registrant and
         Alliance Fund Distributors, Inc., amended
         February 1, 2001.

(i)(4) Opinion and Consent of Seward & Kissel LLP relating to the New York Tax-Free Portfolio.






























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